                                                                    EXHIBIT 99.1

                                 ABS Term Sheets

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 CMBS NEW ISSUE

                                  CSFB 2005-C2

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,478,717,000

                                  (APPROXIMATE)


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C2


[COLUMN FINANCIAL(TM) LOGO]
                      a CREDIT SUISSE FIRST BOSTON company


[KEYBANK(R) LOGO]


CREDIT SUISSE FIRST BOSTON                                 RBS GREENWICH CAPITAL
KEYBANC CAPITAL MARKETS                                      WACHOVIA SECURITIES

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

I.       TRANSACTION OFFERING

                         INITIAL          APPROXIMATE
                        PRINCIPAL         % OF TOTAL
                         BALANCE            INITIAL    APPROXIMATE    INITIAL
         EXPECTED      OR NOTIONAL         PRINCIPAL     CREDIT     PASS-THROUGH
CLASS   RATINGS (1)      AMOUNT             BALANCE     SUPPORT        RATE (2)
------  -----------  ----------------     -----------  -----------  ------------
OFFERED CERTIFICATES:

 A-1      Aaa/AAA    $     55,791,000        3.45%       30.00%          %
 A-2      Aaa/AAA    $     75,936,000        4.70%       30.00%          %
 A-3      Aaa/AAA    $    120,311,000        7.44%       30.00%          %
A-AB      Aaa/AAA    $     72,389,000        4.48%       30.00%          %
 A-4      Aaa/AAA    $    361,726,000       22.38%       30.00%          %
A-1-A     Aaa/AAA    $    445,106,000       27.54%       30.00%          %
A-MFL     Aaa/AAA    $     80,804,000        5.00%       20.00%     LIBOR + %(5)
A-MFX     Aaa/AAA    $     80,804,000        5.00%       20.00%          %
 A-J      Aaa/AAA    $    111,106,000        6.88%       13.13%          %
  B        Aa2/AA    $     30,301,000        1.87%       11.25%          %
  C       Aa3/AA-    $     16,161,000        1.00%       10.25%          %
  D         A2/A     $     28,282,000        1.75%        8.50%          %

NON-OFFERED CERTIFICATES (6):

  E        A3/A-     $     18,181,000        1.13%        7.38%          %
  F      Baa1/BBB+   $     20,201,000        1.25%        6.13%          %
  G       Baa2/BBB   $     16,161,000        1.00%        5.13%          %
  H      Baa3/BBB-   $     20,201,000        1.25%        3.88%          %
  J       Ba1/BB+    $      8,080,000        0.50%        3.38%          %
  K        Ba2/BB    $      8,081,000        0.50%        2.88%          %
  L       Ba3/BB-    $      8,080,000        0.50%        2.38%          %
  M        B1/B+     $      2,020,000        0.12%        2.25%          %
  N         B2/B     $      6,060,000        0.37%        1.88%          %
  O        B3/B-     $      6,061,000        0.38%        1.50%          %
  P        NR/NR     $     24,241,459        1.50%        0.00%          %
 A-X      Aaa/AAA    $  1,616,084,459 (7)     N/A          N/A           %
A-SP      Aaa/AAA                     (7)     N/A          N/A           %

         ASSUMED
         WEIGHTED
          AVERAGE                   EXPECTED
           LIFE        EXPECTED     PRINCIPAL      LEGAL
CLASS   (YEARS) (3)  MATURITY (3)  WINDOW (3)      STATUS     ERISA (4)
------  -----------  ------------  -----------  ------------  ---------
OFFERED CERTIFICATES:

 A-1        2.9          02/10     06/05-02/10     Public        Yes
 A-2        4.9          05/10     02/10-05/10     Public        Yes
 A-3        6.6          02/12     12/11-02/12     Public        Yes
A-AB        7.0          05/14     05/10-05/14     Public        Yes
 A-4        9.6          02/15     05/14-02/15     Public        Yes
A-1-A       8.0          02/15     06/05-02/15     Public        Yes
A-MFL       9.8          03/15     02/15-03/15     Public        Yes
A-MFX       9.8          03/15     02/15-03/15     Public        Yes
 A-J        9.8          03/15     03/15-03/15     Public        Yes
  B         9.8          03/15     03/15-03/15     Public        Yes
  C         9.8          03/15     03/15-03/15     Public        Yes
  D         9.8          04/15     03/15-04/15     Public        Yes

NON-OFFERED CERTIFICATES (6):

  E         9.9          04/15     04/15-04/15  Private-144A     Yes
  F         9.9          04/15     04/15-04/15  Private-144A     Yes
  G         9.9          04/15     04/15-04/15  Private-144A     Yes
  H         9.9          04/15     04/15-04/15  Private-144A     Yes
  J         9.9          04/15     04/15-04/15  Private-144A      No
  K        10.0          05/15     04/15-05/15  Private-144A      No
  L        10.0          05/15     05/15-05/15  Private-144A      No
  M        10.0          05/15     05/15-05/15  Private-144A      No
  N        10.0          05/15     05/15-05/15  Private-144A      No
  O        10.0          05/15     05/15-05/15  Private-144A      No
  P        11.0          01/25     05/15-01/25  Private-144A      No
 A-X        8.5           N/A          N/A      Private-144A     Yes
A-SP                      N/A          N/A      Private-144A     Yes

(1) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.

(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.

(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.

(5) The pass-through rate on the Class A-MFL Certificates will be based on LIBOR plus a specified percentage; provided that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined on May __, 2005 and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-MFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-MFL Certificates may convert to a fixed rate, as described in the prospectus supplement. See "DESCRIPTION OF THE SWAP CONTRACT--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-MFL Certificates. See "ERISA CONSIDERATIONS" in the prospectus supplement.

(6)  Not offered by the prospectus supplement or this term sheet.

(7)  Notional Amount

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

II.  MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc., "Column," will be selling 149 mortgage loans, representing 90.6% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 6,500 commercial and multifamily mortgage loans, totaling approximately $60 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     KeyBank National Association, "KeyBank," will be selling 20 mortgage loans, representing 9.4% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of March 31, 2005, KeyBank had total assets of approximately $85.29 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $78.78 billion and approximately $6.51 billion in stockholders' equity. As of March 31, 2005, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $10.4 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.6 billion in commercial mortgage loans in 2004 and has a current servicing portfolio of $36.3 billion.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

III. COLLATERAL OVERVIEW (1)

     -   MORTGAGE LOAN POOL
         Initial Net Mortgage Pool Balance:                               $1,616,084,460
         Average Cut-off Date Principal Balance:                          $9,562,630
         Loans / Properties:                                              169/179
         Largest Loan:                                                    9.2%
         Five Largest Loans / Group of Loans:                             32.5%
         Ten Largest Loans / Group of Loans:                              44.5%

     -   PROPERTY TYPE CONCENTRATIONS
         Office:                                                          31.2%
         Multifamily (2):                                                 29.1%
         Retail:                                                          28.9% (Anchored 26.2%, Unanchored 2.7%)
         Hotel:                                                           6.4%
         Industrial:                                                      1.9%
         Mixed Use:                                                       1.4%
         Self Storage:                                                    1.1%

     -   GEOGRAPHIC DISTRIBUTION
         Texas:                                                           15.6%
         California:                                                      14.0% (Southern 10.6%, Northern 3.3%) (3)
         New York:                                                        13.6%
         Ohio:                                                            11.2%
         Illinois:                                                        7.1%
         Georgia:                                                         3.5%
         Other:                                                           29 other states, each individually 3.0% or less

     -   CREDIT STATISTICS
         Wtd. Avg. Underwritten DSCR:                                     1.39x
         Wtd. Avg. Cut-off Date LTV Ratio:                                73.5%
         Wtd. Avg. Balloon/ARD LTV Ratio:                                 65.0%

   (1) All information provided based on a Cut-off Date in May 2005 unless otherwise noted.

   (2) Includes Manufactured Housing properties, which comprise 2.5% of the net initial mortgage pool balance.

   (3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes great than 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

     -   LOANS WITH RESERVE REQUIREMENTS (1, 2)
         Tax escrows:                                                     95.1%
         Insurance escrows:                                               90.0%
         Cap. Ex escrows:                                                 93.4%
         TI/LC escrows (3):                                               92.4%

     -   MORTGAGE LOAN POOL CHARACTERISTICS
         Gross WAC:                                                       5.4420%
         Wtd. Avg. Remaining Term (4):                                    108 Months
         Wtd. Avg. Seasoning:                                             3 Months
         Call Protection:                                                 All of the mortgage loans provide for either a
                                                                          prepayment lockout period ("Lockout"), a
                                                                          defeasance period ("Defeasance"), a yield
                                                                          maintenance premium period ("YMP"), a static
                                                                          prepayment premium period ("SPP"), or a
                                                                          combination thereof.

         Lockout/Defeasance:                                              91.7%
         Ownership Interest:                                              78.5% (Fee); 12.3% (Leasehold); 9.2% (Fee/Leasehold)
         Delinquency:                                                     None of the mortgage loans were delinquent
                                                                          with respect to any monthly debt service
                                                                          payment for 30 days or more as of the April
                                                                          2005 due date or at any time during the
                                                                          12-month period preceding that date.

   (1)  Includes loans with provisions for upfront and/or collected reserves.
   (2)  Includes loans that provide for springing reserves.
   (3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
   (4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

IV.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:                    Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFL, A-MFX, A-J, B, C and D

PASS-THROUGH STRUCTURE:                  Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:                   Column Financial, Inc. and KeyBank National Association

BOOKRUNNER/LEAD MANAGER:                 Credit Suisse First Boston LLC

CO-MANAGERS:                             KeyBanc Capital Markets, Greenwich Capital Markets and Wachovia Capital Markets, LLC

RATING AGENCIES:                         Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

MASTER SERVICER:                         KeyCorp Real Estate Capital Markets, Inc.

PRIMARY SERVICER:                        KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER:                        J.E. Robert Company Inc.

TRUSTEE:                                 Wells Fargo Bank, N.A.

CUT-OFF DATE:                            May 2005

SETTLEMENT DATE:                         On or about May 27, 2005

DISTRIBUTION DATE:                       The fourth business day following the Determination Date in that month, beginning
                                         June 2005

DETERMINATION DATE:                      The  eleventh  calendar day of the month,  or, if the eleventh  calendar day is not a business day, the next succeeding business day, beginning in June 2005

MINIMUM DENOMINATIONS:                   $10,000 for all offered Certificates and in additional multiples of $1

SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                   The  Offered  Certificates  (exclusive  of  Class  D) are  expected  to be  "mortgage related securities" for purposes of SMMEA.

ERISA:                                   Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFL, A-MFX, A-J, B, C and D are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:                           The Offered Certificates (exclusive of Class A-MFL) will be treated as regular interests in a REMIC, and with respect to the Class A-MFL Certificates, a grantor trust in respect of its beneficial interest in its corresponding REMIC regular interest, the swap contract and the floating rate account.

ANALYTICS:                               Cashflows are expected to be available  through  Bloomberg,  the Trepp Group,
                                         Intex Solutions and Standard & Poor's Conquest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

V.   STRUCTURE DESCRIPTION

[GRAPHIC]

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two loan groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-3, A-AB and A-4 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary Prospectus Supplement for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated to the Class A-MFX Certificates and the Class A-MFL REMIC II regular interest pro rata until retired. Thereafter, principal will be allocated sequentially starting with the Class A-J.

- Interest will be calculated with respect to each interest-bearing class of series 2005-C2 Certificates (other than the Class A-MFL Certificates) and with respect to the Class A-MFL REMIC II regular interest assuming that each year consists of 12 30-day months. The interest accrual period for the interest-bearing classes of the series 2005-C2 Certificates (other than the Class A-MFL Certificates) and the Class A-MFL REMIC II regular interest for any distribution date will be the calendar month immediately preceding the month in which that distribution date occurs.

- The Class A-MFL Certificates will accrue interest on the basis of the actual number of days in the related interest accrual period and a 360-day year. The interest accrual period for the Class A-MFL Certificates for any distribution date will be the period from and including the distribution date in the month preceding the month in which the related distribution date occurs (or in the case of the first distribution date, May __, 2005) to, but excluding, the related distribution date. The applicable value of LIBOR, for purposes of calculating the pass-through rate for the Class A-MFL Certificates will initially be determined on May __, 2005 and will thereafter be determined monthly on the second LIBOR business day preceding the applicable interest accrual period. Please see the Preliminary Prospectus Supplement for more detailed information.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates and the Class A-MFL REMIC II regular interest. The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool (excluding the portion of the Tri-County Mall underlying mortgage loan represented by the Class TM Certificates) over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E, F, G, H, J, K, L,
     M, N, O and P Certificates and the Class A-MFL REMIC II regular interest. The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including Class A-J and then to the Class A-MFX Certificates and the Class A-MFL REMIC II regular interest pro rata. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4 and A-1-A on a pro rata basis.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

VI.  YIELD MAINTENANCE CHARGES / STATIC PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE CHARGES:               Yield Maintenance Charges will generally be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the
                                         Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E,
                                         F, G and H Certificates and the A-MFL REMIC II regular interest (the "Yield
                                         Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP Certificates. So long as the Class A-MFL pass-through rate has not been converted to the fixed interest rate, any Prepayment
                                         Premiums or Yield Maintenance Charges payable to the Class A-MFL REMIC II regular interest will be paid to the Swap Counterparty. If the Class A-MFL pass-through rate has converted to the fixed interest rate, the holders will be entitled to any Yield
                                         Maintenance Charges payable to the Class A-MFL REMIC II regular interest.

                                         With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a
                                         fraction, not greater than one or less than zero, having:

                                         - a numerator equal to the excess, if any, of the pass-through rate on such class of
                                           Certificates over the relevant discount rate, and

                                         - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                         With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction"
                                         is a fraction having:

                                         - a numerator equal to the total principal distributable on such class of
                                           Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                         - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

 STATIC PREPAYMENT PREMIUMS:             Static Prepayment Premiums will generally be distributed on any Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the
                                         Principal Entitlement Fraction as described above) will be delivered to one or more of the following Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-MFX, A-J, B, C, D, E,
                                         F, G and H Certificates and the A-MFL REMIC II regular interest. The remainder will be distributed to Class A-X. So long as the Class A-MFL pass-through rate has not been converted to the fixed interest rate, any Static Prepayment Premiums payable to the Class A-MFL regular interest will be paid to the Swap Counterparty. If the Class
                                         A-MFL pass-through rate has converted to the fixed interest rate, the holders will be entitled to any Static Prepayment Premiums payable to the Class A-MFL REMIC II regular interest.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

YIELD MAINTENANCE CHARGE EXAMPLE:        The  following  is an  example  of the Yield  Maintenance  Charge  allocation  based on the following assumptions:

                                         -  Class receiving 100% of the principal is A-1

                                         -  Mortgage rate:  8.00%

                                         -  The Discount Rate at time of prepayment:  5.75%

                                         -  The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                                CLASS A-1 CERTIFICATES          CLASS A-X / CLASS A-SP CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE - DISCOUNT RATE)             (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                         (8.00%-5.75%)

Yield Maintenance Charge Allocation                   55.56%                          44.44%

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:    Any Prepayment Interest Shortfalls that are
                                   not offset by the compensating payments made in limited circumstances by the Master
                                   Servicer will generally be allocated pro-rata to each interest-bearing Class of
                                   Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                          The Master Servicer will generally be
                                   required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master
                                   Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:              On any Distribution  Date on which the
                                   mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Prospectus
                                   Supplement); the Master Servicer; or the Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Prospectus
                                   Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                             WEIGHTED
                          NUMBER OF                         PERCENTAGE OF    AVERAGE                   WEIGHTED
                          MORTGAGED       CUT-OFF DATE       INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
                            REAL           PRINCIPAL        MORTGAGE POOL    INTEREST    AVERAGE      CUT-OFF DATE
STATE                     PROPERTIES      BALANCE (1)         BALANCE          RATE      U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Texas                         28        $   251,695,422        15.6%          5.4003%      1.33x         76.5%
California                    17            225,813,717        14.0%          5.2500%      1.52          70.9%
  Southern California (2)     12            171,985,794        10.6%          5.1606%      1.59          70.8%
  Northern California (2)      5             53,827,923         3.3%          5.5354%      1.31          71.0%
New York                       9            220,505,999        13.6%          5.4179%      1.27          75.5%
Ohio                          12            180,548,277        11.2%          5.4654%      1.40          74.7%
Illinois                      15            114,401,090         7.1%          5.4637%      1.29          74.1%
Georgia                        8             57,026,669         3.5%          5.4527%      1.32          73.8%
Virginia                       6             48,565,561         3.0%          5.3280%      1.33          78.5%
Pennsylvania                   2             48,183,491         3.0%          5.7467%      1.47          69.0%
Washington                     6             45,590,291         2.8%          5.4798%      1.28          65.1%
Maryland                       4             42,516,309         2.6%          5.5749%      1.50          69.3%
Nevada                         4             41,895,991         2.6%          5.6622%      1.48          74.4%
North Carolina                 7             39,137,146         2.4%          5.5739%      1.39          74.7%
Kansas                         2             37,557,513         2.3%          5.4481%      1.27          73.0%
Florida                        9             35,315,738         2.2%          5.3987%      1.35          76.5%
Arizona                        7             34,100,642         2.1%          5.5229%      1.43          70.7%
Louisiana                      5             30,231,713         1.9%          5.9604%      1.47          72.8%
Wisconsin                      4             26,030,568         1.6%          5.1671%      1.43          68.9%
South Carolina                 5             21,635,842         1.3%          5.3019%      1.39          77.4%
Michigan                       5             19,471,263         1.2%          5.8399%      1.53          60.6%
Tennessee                      2             11,525,000         0.7%          5.4905%      1.70          70.8%
Utah                           1             10,000,000         0.6%          5.3800%      1.33          79.4%
New Hampshire                  2              9,081,823         0.6%          5.6018%      1.26          77.0%
Colorado                       2              8,292,205         0.5%          5.2397%      1.46          68.1%
Missouri                       3              7,219,197         0.4%          5.4975%      1.48          77.9%
Connecticut                    2              7,059,563         0.4%          5.4493%      1.37          76.0%
Indiana                        2              6,180,946         0.4%          5.2961%      1.49          65.8%
Oklahoma                       2              5,728,787         0.4%          6.2364%      1.65          61.1%
West Virginia                  1              5,622,367         0.3%          5.7500%      1.70          74.0%
Alabama                        1              5,535,000         0.3%          5.0300%      2.15          55.9%
Oregon                         1              4,500,000         0.3%          5.8800%      1.56          75.0%
Kentucky                       1              4,381,317         0.3%          5.7000%      1.62          69.5%
Montana                        1              3,972,019         0.2%          5.1100%      1.45          73.6%
New Jersey                     1              2,855,016         0.2%          5.6400%      1.37          74.2%
Iowa                           1              2,316,565         0.1%          5.7200%      1.27          74.7%
Idaho                          1              1,591,412         0.1%          5.5000%      1.29          79.6%
                          ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      179        $ 1,616,084,460       100.0%          5.4420%      1.39x         73.5%
                          ========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.
(2) NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600. SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                    [GRAPHIC]

                                                                                       WEIGHTED
                           NUMBER OF                             PERCENTAGE OF         AVERAGE                          WEIGHTED
                           MORTGAGED        CUT-OFF DATE          INITIAL NET          MORTGAGE       WEIGHTED          AVERAGE
                             REAL            PRINCIPAL           MORTGAGE POOL         INTEREST       AVERAGE         CUT-OFF DATE
PROPERTY TYPE             PROPERTIES        BALANCE (1)            BALANCE               RATE         U/W DSCR        LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Office                       31          $    504,586,170             31.2%             5.3648%         1.37x             73.9%
Multifamily                  70               470,889,144             29.1%             5.3359%         1.35              75.7%
Retail                       52               466,571,429             28.9%             5.4727%         1.39              73.2%
Hotel                        11               102,783,040              6.4%             5.9991%         1.60              65.1%
Industrial                    6                30,608,785              1.9%             5.7756%         1.30              67.2%
Mixed Use                     5                23,008,332              1.4%             5.6953%         1.46              71.5%
Self Storage                  4                17,637,559              1.1%             5.5196%         1.50              71.4%
                          ----------------------------------------------------------------------------------------------------------
                            179          $  1,616,084,460            100.0%             5.4420%         1.39x             73.5%
                          ==========================================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                           WEIGHTED
                                         NUMBER OF                       PERCENTAGE OF     AVERAGE                     WEIGHTED
                                         MORTGAGED        CUT-OFF DATE    INITIAL NET      MORTGAGE      WEIGHTED       AVERAGE
                 PROPERTY                  REAL             PRINCIPAL    MORTGAGE POOL     INTEREST      AVERAGE      CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE                PROPERTIES        BALANCE (1)     BALANCE           RATE        U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                 Conventional               55          $   430,177,952      26.6%          5.3227%        1.33x         76.3%
                 Manufactured Housing       15               40,711,192       2.5%          5.4752%        1.48          68.8%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     70          $   470,889,144      29.1%          5.3359%        1.35x         75.7%
                                         ===========================================================================================

RETAIL
                 Anchored (2)               37          $   422,857,785      26.2%          5.4729%        1.38x         73.7%
                 Unanchored                 15               43,713,644       2.7%          5.4713%        1.47          68.8%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     52          $   466,571,429      28.9%          5.4727%        1.39x         73.2%
                                         ===========================================================================================

HOTEL
                 Full Service                4          $    65,079,314       4.0%          5.8252%        1.54x         65.0%
                 Limited Service             7               37,703,727       2.3%          6.2992%        1.71          65.4%
                                         -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     11          $   102,783,040       6.4%          5.9991%        1.60x         65.1%
                                         ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.
(2)  INCLUDES SHADOW ANCHORED PROPERTIES.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                    WEIGHTED
                                NUMBER OF                       PERCENTAGE OF       AVERAGE                            WEIGHTED
                                MORTGAGED      CUT-OFF DATE      INITIAL NET        MORTGAGE      WEIGHTED             AVERAGE
                                  REAL          PRINCIPAL       MORTGAGE POOL      INTEREST       AVERAGE            CUT-OFF DATE
OWNERSHIP INTEREST             PROPERTIES      BALANCE (1)         BALANCE           RATES        U/W DSCR           LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                               169       $  1,267,935,036       78.5%            5.4424%          1.40x               73.6%
Leasehold                           9            199,149,424       12.3%            5.4276%          1.29                72.0%
Fee/Leasehold                       1            149,000,000        9.2%            5.4588%          1.40                74.5%
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           179       $  1,616,084,460      100.0%            5.4420%          1.39x               73.5%
                               =====================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                    [GRAPHIC]

                                                                                 WEIGHTED
                                   NUMBER OF                     PERCENTAGE OF    AVERAGE                   WEIGHTED
                                  UNDERLYING    CUT-OFF DATE      INITIAL NET     MORTGAGE     WEIGHTED     AVERAGE
    RANGE OF CUT-OFF DATE          MORTGAGE       PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
    PRINCIPAL BALANCES (1)          LOANS        BALANCE (1)        BALANCE        RATE        U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
$    546,929  -         750,000       2        $     1,290,459       0.1%         6.3730%       1.51x         65.6%
     750,001  -       1,000,000       5              4,774,415       0.3%         5.7012%       1.56          69.0%
   1,000,001  -       1,250,000       7              7,815,146       0.5%         5.6723%       1.44          69.2%
   1,250,001  -       1,500,000       4              5,708,883       0.4%         5.9199%       1.61          59.8%
   1,500,001  -       2,000,000       16            28,241,491       1.7%         5.6482%       1.59          68.8%
   2,000,001  -       2,500,000       12            27,610,875       1.7%         5.5073%       1.55          68.7%
   2,500,001  -       3,000,000       4             11,676,237       0.7%         5.6784%       1.33          75.1%
   3,000,001  -       3,500,000       8             25,982,963       1.6%         5.7260%       1.39          71.7%
   3,500,001  -       4,000,000       14            53,092,566       3.3%         5.6693%       1.52          70.8%
   4,000,001  -       4,500,000       9             38,482,088       2.4%         5.6440%       1.54          73.1%
   4,500,001  -       5,000,000       12            57,863,183       3.6%         5.3922%       1.35          73.3%
   5,000,001  -       6,000,000       10            55,386,751       3.4%         5.7895%       1.59          69.9%
   6,000,001  -       7,000,000       7             44,792,152       2.8%         5.4700%       1.42          73.0%
   7,000,001  -       8,000,000       6             45,870,829       2.8%         5.6055%       1.28          70.2%
   8,000,001  -       9,000,000       9             76,626,185       4.7%         5.4666%       1.40          72.3%
   9,000,001  -      10,000,000       7             68,473,237       4.2%         5.4732%       1.42          73.5%
  10,000,001  -      12,500,000       6             66,940,000       4.1%         5.3531%       1.28          76.8%
  12,500,001  -      15,000,000       9            125,433,475       7.8%         5.3413%       1.39          72.9%
  15,000,001  -      17,500,000       4             65,200,000       4.0%         5.3377%       1.30          77.9%
  17,500,001  -      20,000,000       5             92,314,863       5.7%         5.4393%       1.29          75.4%
  20,000,001  -      25,000,000       3             66,605,647       4.1%         5.4139%       1.31          70.4%
  25,000,001  -      30,000,000       2             55,970,501       3.5%         5.4292%       1.25          75.6%
  30,000,001  -      50,000,000       4            149,932,513       9.3%         5.4259%       1.34          73.4%
  50,000,001  -      77,500,000       1             75,000,000       4.6%         5.6200%       1.28          79.8%
  77,500,001  -  $  149,000,000       3            365,000,000      22.6%         5.2876%       1.43          73.7%
                                 --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              169       $ 1,616,084,460     100.0%         5.4420%       1.39x         73.5%
                                 ======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $ 149,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $     546,929
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):      $   9,562,630

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                    [GRAPHIC]

                                                                                   WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF    AVERAGE                   WEIGHTED
                                  UNDERLYING    CUT-OFF DATE       INITIAL NET     MORTGAGE    WEIGHTED      AVERAGE
           RANGE OF                MORTGAGE      PRINCIPAL         MORTGAGE POOL   INTEREST    AVERAGE     CUT-OFF DATE
           U/W DSCRS                LOANS        BALANCE (1)         BALANCE        RATE       U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
      1.19x   -    1.24               20       $   280,553,241         17.4%       5.2877%      1.21x         73.9%
      1.25    -    1.29               20           269,878,892         16.7%       5.5007%      1.27          75.9%
      1.30    -    1.34               26           289,298,947         17.9%       5.4207%      1.31          74.6%
      1.35    -    1.39               30           171,226,917         10.6%       5.4823%      1.37          76.5%
      1.40    -    1.44               17           235,694,142         14.6%       5.4633%      1.41          73.6%
      1.45    -    1.49               13            85,151,300          5.3%       5.5728%      1.47          71.0%
      1.50    -    1.54                8            35,863,204          2.2%       5.4875%      1.52          73.8%
      1.55    -    1.59               10            30,609,168          1.9%       5.8403%      1.56          67.8%
      1.60    -    1.74               15           186,932,821         11.6%       5.4208%      1.69          69.6%
      1.75    -    1.94                2             6,838,674          0.4%       5.8370%      1.81          65.8%
      1.95    -    2.14                1             6,172,348          0.4%       6.0950%      2.05          63.6%
      2.15    -    2.91x               7            17,864,806          1.1%       5.1071%      2.45          49.4%
                                 ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               169      $ 1,616,084,460        100.0%       5.4420%      1.39x         73.5%
                                 ========================================================================================

MAXIMUM U/W DSCR:                2.91x
MINIMUM U/W DSCR:                1.19x
WTD. AVG. U/W DSCR:              1.39x

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                  WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF   AVERAGE                  WEIGHTED
                                  UNDERLYING     CUT-OFF DATE       INITIAL NET   MORTGAGE     WEIGHTED     AVERAGE
  RANGE OF CUT-OFF DATE            MORTGAGE       PRINCIPAL        MORTGAGE POOL  INTEREST     AVERAGE    CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)          LOANS        BALANCE (1)         BALANCE        RATE       U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
    26.6%    -    40.0%               1        $     1,797,889          0.1%       5.1300%      2.91x         26.6%
    40.0%    -    50.0%               2              6,131,629          0.4%       5.3817%      2.22          41.9%
    50.0%    -    60.0%               16            79,577,824          4.9%       5.6337%      1.59          56.6%
    60.0%    -    65.0%               11            47,673,519          2.9%       5.6223%      1.52          63.0%
    65.0%    -    70.0%               21           155,789,250          9.6%       5.6699%      1.44          67.7%
    70.0%    -    73.0%               21           152,485,515          9.4%       5.5016%      1.35          71.4%
    73.0%    -    75.0%               36           585,705,361         36.2%       5.3691%      1.41          74.0%
    75.0%    -    77.0%               8             77,843,778          4.8%       5.2945%      1.30          76.6%
    77.0%    -    77.5%               8             67,687,241          4.2%       5.4434%      1.37          77.2%
    77.5%    -    78.5%               13            95,438,446          5.9%       5.4325%      1.34          78.1%
    78.5%    -    79.0%               3             20,262,096          1.3%       5.1067%      1.33          78.9%
    79.0%    -    80.0%               29           325,691,912         20.2%       5.4247%      1.29          79.7%
                                 ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               169      $ 1,616,084,460         100.0%      5.4420%      1.39x         73.5%
                                 ========================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):            80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):            26.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):          73.5%

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                             MORTGAGE INTEREST RATES

                                                                                   WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF    AVERAGE                WEIGHTED
                                  UNDERLYING    CUT-OFF DATE        INITIAL NET    MORTGAGE   WEIGHTED      AVERAGE
            RANGE OF               MORTGAGE      PRINCIPAL         MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
    MORTGAGE INTEREST RATES         LOANS        BALANCE (1)          BALANCE        RATE     U/W DSCR    LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
     4.6700%   -   5.0000%            5        $    34,888,329           2.2%      4.9213%      1.47x         70.2%
     5.0001%   -   5.2500%            16           228,507,873          14.1%      5.1072%      1.51          73.6%
     5.2501%   -   5.5000%            66           923,560,482          57.1%      5.3878%      1.33          74.2%
     5.5001%   -   5.7500%            46           296,470,963          18.3%      5.6481%      1.38          74.6%
     5.7501%   -   6.0000%            18            62,318,683           3.9%      5.8741%      1.47          68.4%
     6.0001%   -   6.2500%            7             23,965,053           1.5%      6.0879%      1.49          64.0%
     6.2501%   -   6.5000%            9             40,133,736           2.5%      6.2979%      1.59          66.5%
     6.5001%   -   6.8800%            2              6,239,341           0.4%      6.5516%      1.65          63.8%
                                 --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               169      $ 1,616,084,460         100.0%      5.4420%      1.39X         73.5%
                                 =======================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                 6.8800%
MINIMUM MORTGAGE INTEREST RATE:                 4.6700%
WTD. AVG. MORTGAGE INTEREST RATE:               5.4420%

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF    AVERAGE                    WEIGHTED    WEIGHTED
                                   UNDERLYING    CUT-OFF DATE    INITIAL NET    MORTGAGE     WEIGHTED       AVERAGE     AVERAGE
                                    MORTGAGE      PRINCIPAL     MORTGAGE POOL   INTEREST      AVERAGE     CUT-OFF DATE  REMAINING
LOAN TYPE                            LOANS       BALANCE (1)      BALANCE         RATE       U/W DSCR    LTV RATIO (1) IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans            4       $   141,585,000       8.8%        5.1100%       1.65x         73.7%          74
Balloon Loans with Partial IO Term     46          906,102,000      56.1%        5.3941%       1.32          74.9%          26
Balloon Loan without IO Term           111         500,391,798      31.0%        5.6066%       1.44          71.4%          N/A
Interest Only ARD Loans                2             3,325,000       0.2%        5.4400%       2.58          53.8%          115
ARD Loans without IO Periods           4            52,143,194       3.2%        5.4666%       1.26          73.6%          N/A
Fully Amortizing Loans                 2            12,537,468       0.8%        5.9865%       1.28          57.7%          N/A
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                169     $ 1,616,084,460      100.0%       5.4420%       1.39X         73.5%          N/A
                                   =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                     ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                    WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF   AVERAGE                 WEIGHTED
         RANGE OF                  UNDERLYING      CUT-OFF DATE      INITIAL NET    MORTGAGE   WEIGHTED      AVERAGE
      ORIGINAL TERMS                MORTGAGE        PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS          BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
  60     -     84                      26       $     314,982,548       19.5%        5.3227%     1.53x        72.0%
  85     -     120                     122          1,144,919,742       70.8%        5.4814%     1.36         73.9%
  121    -     240                     21             156,182,170        9.7%        5.3944%     1.32         73.6%
                                   ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                169      $   1,616,084,460      100.0%        5.4420%     1.39x        73.5%
                                   ====================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.

                    REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                     WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF    AVERAGE                WEIGHTED
         RANGE OF                  UNDERLYING      CUT-OFF DATE      INITIAL NET    MORTGAGE   WEIGHTED      AVERAGE
      ORIGINAL TERMS                MORTGAGE        PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1,2)    LOANS          BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
  54     -     60                      16       $     141,766,796        8.8%        5.5254%     1.49x        69.1%
  61     -     84                      10             173,215,753       10.7%        5.1568%     1.56         74.4%
  85     -     110                      7              63,744,529        3.9%        5.4238%     1.31         77.1%
  111    -     115                     29             146,007,118        9.0%        5.4568%     1.38         74.5%
  116    -     120                     104          1,078,265,869       66.7%        5.4689%     1.35         73.7%
  121    -     236                      3              13,084,396        0.8%        6.0239%     1.28         58.3%
                                   ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                169      $   1,616,084,460      100.0%        5.4420%     1.39x        73.5%
                                   ====================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):         236
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):         54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):       108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                          ORIGINAL AMORTIZATION TERMS

                                                                                 WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF   AVERAGE                 WEIGHTED
         RANGE OF                UNDERLYING     CUT-OFF DATE       INITIAL NET   MORTGAGE    WEIGHTED      AVERAGE
  ORIGINAL AMORTIZATION           MORTGAGE       PRINCIPAL        MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
      TERMS (MONTHS) (1)           LOANS         BALANCE (2)         BALANCE       RATE      U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
   Interest Only                      6       $     144,910,000        9.0%        5.1176%     1.67x        73.3%
  180    -     300                   33             173,607,729       10.7%        5.8996%     1.50         67.2%
  301    -     360                   130          1,297,566,731       80.3%        5.4171%     1.34         74.4%
                                 ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              169      $   1,616,084,460      100.0%        5.4420%     1.39x        73.5%
                                 ====================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):                351

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                                 WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF   AVERAGE                 WEIGHTED
         RANGE OF                UNDERLYING     CUT-OFF DATE       INITIAL NET   MORTGAGE    WEIGHTED      AVERAGE
  ORIGINAL AMORTIZATION           MORTGAGE       PRINCIPAL        MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
    TERMS (MONTHS) (1,2)           LOANS         BALANCE (2)         BALANCE       RATE      U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
   Interest Only                     6        $     144,910,000        9.0%        5.1176%     1.67x        73.3%
  172    -     240                   2               12,537,468        0.8%        5.9865%     1.28         57.7%
  241    -     300                   31             161,070,261       10.0%        5.8929%     1.52         67.9%
  301    -     355                   31             198,753,796       12.3%        5.5677%     1.35         76.8%
  356    -     360                   99           1,098,812,935       68.0%        5.3898%     1.34         73.9%
                                 ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              169      $   1,616,084,460      100.0%        5.4420%     1.39x        73.5%
                                 ====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):               360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):               172
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):             349

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                 WEIGHTED
                                 NUMBER OF                        PERCENTAGE OF   AVERAGE                 WEIGHTED
                                 MORTGAGED       CUT-OFF DATE     INITIAL NET    MORTGAGE    WEIGHTED      AVE RAGE
     RANGE OF YEARS                REAL          PRINCIPAL       MORTGAGE POOL  INTEREST    AVERAGE    CUT-OFF DATE
    BUILT/RENOVATED (1)          PROPERTIES      BALANCE (2)         BALANCE       RATE      U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
  1960   -     1985                  21       $      82,036,660        5.1%        5.5324%     1.38x        74.1%
  1986   -     1995                  25             351,259,633       21.7%        5.4452%     1.36         73.3%
  1996   -     2000                  44             344,837,885       21.3%        5.3905%     1.35         74.4%
  2001   -     2005                  89             837,950,281       51.9%        5.4531%     1.41         73.1%
                                 ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              179      $   1,616,084,460      100.0%        5.4420%     1.39x        73.5%
                                 ====================================================================================

MOST RECENT YEAR BUILT/RENOVATED:             2005
OLDEST YEAR BUILT/RENOVATED                   1960
WTD. AVG. YEAR BUILT/RENOVATED:               1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                 WEIGHTED
                                  NUMBER OF                       PERCENTAGE OF   AVERAGE                 WEIGHTED
                                  MORTGAGED     CUT-OFF DATE       INITIAL NET   MORTGAGE    WEIGHTED      AVERAGE
           RANGE OF                 REAL          PRINCIPAL       MORTGAGE POOL  INTEREST    AVERAGE    CUT-OFF DATE
   OCCUPANCY RATES AT U/W (1)    PROPERTIES      BALANCE (2)         BALANCE       RATE      U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
  61%    -     75%                   4        $      18,060,384        1.1%        5.7385%     1.52x        57.3%
  76%    -     85%                   14             275,108,611       17.0%        5.4187%     1.37         73.3%
  86%    -     90%                   27             261,901,818       16.2%        5.3858%     1.32         76.0%
  91%    -     93%                   12              84,504,274        5.2%        5.3986%     1.35         74.5%
  94%    -     95%                   20             139,086,223        8.6%        5.4188%     1.42         74.3%
  96%    -     97%                   19             179,631,590       11.1%        5.4964%     1.33         76.9%
  98%    -     100%                  72             555,008,520       34.3%        5.3622%     1.40         73.0%
                                 ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              168      $   1,513,301,419       93.6%        5.4042%     1.37x        74.1%
                                 ====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):             100%
MINIMUM OCCUPANCY RATE AT U/W (1):             61%
WTD. AVG. OCCUPANCY RATE AT U/W (1):           93%

(1) DOES NOT INCLUDE HOSPITALITY PROPERTIES.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                    WEIGHTED        WEIGHTED         WEIGHTED
                                                                    AVERAGE        AVERAGE            AVERAGE            WEIGHTED
                                                    PERCENTAGE OF   REMAINING      REMAINING          REMAINING           AVERAGE
       RANGE OF         NUMBER OF   CUT-OFF DATE    INITIAL NET      LOCKOUT        LOCKOUT        LOCKOUT PLUS YM      REMAINING
  REMAINING TERMS TO    MORTGAGE     PRINCIPAL      MORTGAGE POOL     PERIOD     PLUS YM PERIOD  PLUS PREMIUM PERIOD     MATURITY
STATED MATURITY  (1,2)   LOANS       BALANCE (1)       BALANCE     (MONTHS) (1)   (MONTHS) (1)      (MONTHS) (1)      (MONTHS) (1,2)
------------------------------------------------------------------------------------------------------------------------------------
  54     -   69            16      $   141,766,796        8.8%           52            53               53                  58
  70     -   99            10          173,215,753       10.7%           71            72               73                  79
  100    -   115           36          209,751,647       13.0%          106           106              106                 111
  116    -   117           48          581,487,575       36.0%          110           112              112                 117
  118    -   120           56          496,778,293       30.7%          114           114              115                 118
  121    -   230           2             8,327,005        0.5%          169           169              169                 172
  231    -   236           1             4,757,391        0.3%          232           232              232                 236
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    169     $ 1,616,084,460      100.0%          105           103              103                 108
                        ============================================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                               PREPAYMENT OPTION

                                                                    WEIGHTED        WEIGHTED         WEIGHTED
                                                                    AVERAGE        AVERAGE            AVERAGE            WEIGHTED
                                                    PERCENTAGE OF   REMAINING      REMAINING          REMAINING           AVERAGE
                        NUMBER OF   CUT-OFF DATE    INITIAL NET      LOCKOUT        LOCKOUT        LOCKOUT PLUS YM      REMAINING
                        MORTGAGE     PRINCIPAL      MORTGAGE POOL     PERIOD     PLUS YM PERIOD  PLUS PREMIUM PERIOD     MATURITY
PREPAYMENT OPTION        LOANS       BALANCE (1)       BALANCE     (MONTHS) (1)   (MONTHS) (1)      (MONTHS) (1)      (MONTHS) (1,2)
------------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance       157     $ 1,464,743,563      90.6%           106           106              106                 110
Yield Maintenance          4           122,351,565      7.6%            0             75               75                  82
Lockout / Defeasance /
Yield Maintenance          1            13,538,802      0.8%            36            114              114                 117
Lockout / Yield
Maintenance                4             8,643,999      0.5%            35            91               91                  94
Yield Maintenance /
Static                     1             3,581,243      0.2%            0             35               115                 119
Lockout / Defeasance /
Static                     2             3,225,289      0.2%            55            55               75                  78
                        ------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    169     $ 1,616,084,460      100.0%          105           103              103                 108
                        ============================================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                              WEIGHTED
                               NUMBER OF                      PERCENTAGE OF   AVERAGE                 WEIGHTED
                               UNDERLYING     CUT-OFF DATE     INITIAL NET    MORTGAGE   WEIGHTED     AVERAGE
                                MORTGAGE       PRINCIPAL      MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS        BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             149      $ 1,464,770,531        90.6%      5.4370%      1.39x        73.8%
Keybank National Association        20          151,313,929         9.4%      5.4911%      1.34         70.5%
                               ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            169      $ 1,616,084,460       100.0%      5.4420%      1.39x        73.5%
                               ==================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                             WEIGHTED
                                             PERCENTAGE OF   AVERAGE                 WEIGHTED
                            CUT-OFF DATE      INITIAL NET    MORTGAGE   WEIGHTED     AVERAGE
                             PRINCIPAL       MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
          CONCENTRATION      BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)
          --------------------------------------------------------------------------------------
             Top 1         $   149,000,000        9.2%        5.4588%     1.40x       74.5%
             Top 3             365,000,000       22.6%        5.2876%     1.43        73.7%
             Top 5             525,700,000       32.5%        5.3582%     1.39        74.7%
             Top 7             614,360,000       38.0%        5.3880%     1.38        74.6%
             Top 10            719,292,513       44.5%        5.3732%     1.37        74.7%
                           ---------------------------------------------------------------------
           ENTIRE POOL     $ 1,616,084,460      100.0%        5.4420%     1.39x       73.5%
                           =====================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                  This page has been intentionally left blank.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                               WEIGHTED
                            NUMBER OF                       PERCENTAGE OF      AVERAGE                  WEIGHTED
                            MORTGAGED      CUT-OFF DATE      INITIAL NET       MORTGAGE    WEIGHTED     AVERAGE
                               REAL         PRINCIPAL      LOAN GROUP NO. 1    INTEREST     AVERAGE   CUT-OFF DATE
STATE                       PROPERTIES     BALANCE (1)         BALANCE           RATE      U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
New York                         7       $   217,620,794         18.6%          5.4083%      1.27x        75.6%
California                      14           211,270,677         18.0%          5.2587%      1.54         70.9%
   Southern California (2)       9           157,442,754         13.4%          5.1641%      1.62         70.9%
   Northern California (2)       5            53,827,923          4.6%          5.5354%      1.31         71.0%
Ohio                             8           167,497,759         14.3%          5.4729%      1.41         74.5%
Illinois                        10           111,035,178          9.5%          5.4453%      1.29         74.3%
Pennsylvania                     2            48,183,491          4.1%          5.7467%      1.47         69.0%
Texas                           13            44,025,242          3.8%          5.8341%      1.54         72.7%
Maryland                         4            42,516,309          3.6%          5.5749%      1.50         69.3%
Nevada                           4            41,895,991          3.6%          5.6622%      1.48         74.4%
Kansas                           2            37,557,513          3.2%          5.4481%      1.27         73.0%
Georgia                          6            36,742,749          3.1%          5.4664%      1.38         71.1%
Washington                       4            34,350,297          2.9%          5.5146%      1.30         63.4%
Arizona                          7            34,100,642          2.9%          5.5229%      1.43         70.7%
Louisiana                        4            25,638,845          2.2%          6.0375%      1.50         71.5%
North Carolina                   6            22,887,146          2.0%          5.7826%      1.40         71.5%
Michigan                         4            18,924,334          1.6%          5.8098%      1.53         60.3%
Virginia                         3            11,798,798          1.0%          5.5348%      1.40         75.8%
Utah                             1            10,000,000          0.9%          5.3800%      1.33         79.4%
Colorado                         2             8,292,205          0.7%          5.2397%      1.46         68.1%
Oklahoma                         2             5,728,787          0.5%          6.2364%      1.65         61.1%
Alabama                          1             5,535,000          0.5%          5.0300%      2.15         55.9%
Connecticut                      1             5,450,000          0.5%          5.3900%      1.32         76.8%
Oregon                           1             4,500,000          0.4%          5.8800%      1.56         75.0%
Kentucky                         1             4,381,317          0.4%          5.7000%      1.62         69.5%
South Carolina                   2             4,300,682          0.4%          5.7644%      1.45         75.6%
New Hampshire                    1             2,994,378          0.3%          5.8900%      1.39         72.6%
New Jersey                       1             2,855,016          0.2%          5.6400%      1.37         74.2%
Florida                          2             2,790,792          0.2%          5.6672%      1.42         71.6%
Wisconsin                        1             2,371,439          0.2%          5.7500%      1.20         66.4%
Iowa                             1             2,316,565          0.2%          5.7200%      1.27         74.7%
Tennessee                        1             1,825,000          0.2%          5.4400%      2.66         53.7%
Idaho                            1             1,591,412          0.1%          5.5000%      1.29         79.6%
                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        117       $ 1,170,978,358        100.0%          5.4864%      1.41x        72.4%
                            =======================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.
(2) NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600. SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                 WEIGHTED
                               NUMBER OF                        PERCENTAGE OF     AVERAGE                 WEIGHTED
                               MORTGAGED      CUT-OFF DATE       INITIAL NET     MORTGAGE   WEIGHTED      AVERAGE
                                 REAL          PRINCIPAL      LOAN GROUP NO. 1   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES      BALANCE (1)         BALANCE         RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------
Office                             31       $   504,586,170        43.1%          5.3648%     1.37x        73.9%
Retail                             52           466,571,429        39.8%          5.4727%     1.39         73.2%
Hotel                              11           102,783,040         8.8%          5.9991%     1.60         65.1%
Industrial                          6            30,608,785         2.6%          5.7756%     1.30         67.2%
Multifamily                        10            29,153,471         2.5%          5.5647%     1.67         65.0%
Mixed Use                           3            19,637,903         1.7%          5.6540%     1.48         71.8%
Self Storage                        4            17,637,559         1.5%          5.5196%     1.50         71.4%
                               -------------------------------------------------------------------------------------
                                  117       $ 1,170,978,358       100.0%          5.4864%     1.41x        72.4%
                               =====================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                    WEIGHTED
                                       NUMBER OF                    PERCENTAGE OF   AVERAGE               WEIGHTED
                                       MORTGAGED    CUT-OFF DATE     INITIAL NET    MORTGAGE  WEIGHTED    AVERAGE
                PROPERTY                  REAL       PRINCIPAL    LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE               PROPERTIES   BALANCE (1)        BALANCE        RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
RETAIL
                Anchored (2)               37      $ 422,857,785       36.1%         5.4729%    1.38x       73.7%
                Unanchored                 15         43,713,644        3.7%         5.4713%    1.47        68.8%
                                       ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    52      $ 466,571,429       39.8%         5.4727%    1.39x       73.2%
                                       ==============================================================================

HOTEL
                Full Service                4      $  65,079,314        5.6%         5.8252%    1.54x       65.0%
                Limited Service             7         37,703,727        3.2%         6.2992%    1.71        65.4%
                                       ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    11      $ 102,783,040        8.8%         5.9991%    1.60x       65.1%
                                       ==============================================================================

MULTIFAMILY
                Manufactured Housing        8      $  22,855,582        2.0%         5.5369%    1.59x       66.1%
                Conventional                2          6,297,889        0.5%         5.6659%    1.95        61.2%
                                       ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    10      $  29,153,471        2.5%         5.5647%    1.67x       65.0%
                                       ==============================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.
(2) INCLUDES SHADOW ANCHORED PROPERTIES.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                   WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF    AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING   CUT-OFF DATE      INITIAL NET     MORTGAGE  WEIGHTED    AVERAGE        AVERAGE
                                     MORTGAGE     PRINCIPAL      LOAN GROUP NO. 1  INTEREST   AVERAGE  CUT-OFF DATE    REMAINING
LOAN TYPE                             LOANS       BALANCE (1)        BALANCE         RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans              2      $   111,535,000         9.5%        5.0642%    1.72x       72.2%            78
Balloon Loans with Partial IO Term      27          640,762,000        54.7%        5.4539%    1.33        74.3%            27
Balloon Loan without IO Term            76          350,675,696        29.9%        5.6656%    1.47        69.4%           N/A
Interest Only ARD Loans                  2            3,325,000         0.3%        5.4400%    2.58        53.8%           115
ARD Loans without IO Periods             4           52,143,194         4.5%        5.4666%    1.26        73.6%           N/A
Fully Amortizing Loans                   2           12,537,468         1.1%        5.9865%    1.28        57.7%           N/A
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                113      $ 1,170,978,358       100.0%        5.4864%    1.41x       72.4%           N/A
                                    ===============================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                     GROUP NO.1 ORIGINAL AMORTIZATION TERMS

                                                                            WEIGHTED
                         NUMBER OF                        PERCENTAGE OF     AVERAGE                  WEIGHTED
      RANGE OF           UNDERLYING     CUT-OFF DATE       INITIAL NET      MORTGAGE   WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION     MORTGAGE       PRINCIPAL       LOAN GROUP NO. 1   INTEREST    AVERAGE    CUT-OFF DATE
 TERMS (MONTHS) (1)        LOANS         BALANCE (2)         BALANCE         RATE      U/W DSCR    LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------
Interest Only                4        $    114,860,000         9.8%          5.0751%     1.75x        71.7%
180 - 300                   26             159,292,752        13.6%          5.9059%     1.52         66.6%
301 - 360                   83             896,825,606        76.6%          5.4646%     1.35         73.5%
                         ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  113          $  1,170,978,358       100.0%          5.4864%     1.41x        72.4%
                         =======================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                  180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):                348

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2) BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    GROUP NO. 1 REMAINING AMORTIZATION TERMS

                                                                                     WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF      AVERAGE                WEIGHTED
         RANGE OF                UNDERLYING     CUT-OFF DATE        INITIAL NET       MORTGAGE   WEIGHTED    AVERAGE
  REMAINING AMORTIZATION          MORTGAGE       PRINCIPAL        LOAN GROUP NO. 1    INTEREST   AVERAGE   CUT-OFF DATE
    TERMS (MONTHS) (1), (2)        LOANS         BALANCE (2)          BALANCE          RATES     U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------
      Interest Only                  4       $       114,860,000       9.8%           5.0751%      1.75x       71.7%
   172     -     240                 2                12,537,468       1.1%           5.9865%      1.28        57.7%
   241     -     300                24               146,755,284      12.5%           5.8990%      1.54        67.4%
   301     -     355                21               167,224,385      14.3%           5.5997%      1.34        77.2%
   356     -     360                62               729,601,221      62.3%           5.4336%      1.35        72.7%
                                 ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            113       $     1,170,978,358     100.0%           5.4864%      1.41x       72.4%
                                 =======================================================================================

REMAINING AMORTIZATION TERM (MONTHS) (2), (3):                360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):        172
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):      347

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                     WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF      AVERAGE                WEIGHTED
         RANGE OF                UNDERLYING     CUT-OFF DATE        INITIAL NET       MORTGAGE   WEIGHTED    AVERAGE
  REMAINING AMORTIZATION          MORTGAGE       PRINCIPAL        LOAN GROUP NO. 1    INTEREST   AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)    LOANS         BALANCE (2)          BALANCE          RATES     U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
   60      -      84                14       $       203,682,603      17.4%           5.3582%      1.64x       69.6%
   85      -     120                86               882,331,275      75.3%           5.5098%      1.36        73.2%
   121     -     240                13                84,964,480       7.3%           5.5502%      1.37        70.8%
                                 ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            113       $     1,170,978,358     100.0%           5.4864%      1.41x       72.4%
                                 =======================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

                  GROUP NO.1 REMAINING TERMS TO STATED MATURITY

                                                                                      WEIGHTED
                                                                                      WEIGHTED
                                      NUMBER OF                       PERCENTAGE OF   AVERAGE               WEIGHTED
              RANGE OF                UNDERLYING    CUT-OFF DATE      INITIAL NET     MORTGAGE  WEIGHTED    AVERAGE
          REMAINING TERMS              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1  INTEREST  AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1), (2)    LOANS       BALANCE (2)          BALANCE        RATES   U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------
   54     -      60                        8      $     78,413,698         6.7%        5.7615%   1.60x        64.2%
   61     -      84                        6           125,268,904        10.7%        5.1057%   1.67         72.9%
   85     -     110                        2             6,804,529         0.6%        6.0832%   1.32         73.6%
  111     -     115                       16            59,727,228         5.1%        5.6086%   1.45         72.9%
  116     -     120                       79           888,226,530        75.9%        5.4959%   1.36         73.2%
  121     -     236                        2            12,537,468         1.1%        5.9865%   1.28         57.7%
                                      --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  113      $  1,170,978,358       100.0%        5.4864%   1.41x        72.4%
                                      ================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):     236
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):      54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1), (2):   110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                  GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES

                                                                              WEIGHTED
                              NUMBER OF                      PERCENTAGE OF     AVERAGE               WEIGHTED
                              UNDERLYING   CUT-OFF DATE      INITIAL NET      MORTGAGE   WEIGHTED    AVERAGE
    RANGE OF CUT-OFF DATE      MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1   INTEREST   AVERAGE   CUT-OFF DATE
    PRINCIPAL BALANCES (1)      LOANS       BALANCE (1)        BALANCE          RATE     U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
$    897,062 -     1,000,000      3       $     2,885,559         0.2%         5.5415%     1.72x       64.6%
   1,000,001 -     1,250,000      5             5,712,286         0.5%         5.6707%     1.44        68.7%
   1,250,001 -     1,500,000      2             2,823,678         0.2%         5.6978%     1.89        53.2%
   1,500,001 -    2,000,0001      1            19,357,353         1.7%         5.6458%     1.67        65.0%
   2,000,001 -    2,500,0001      0            22,972,790         2.0%         5.5477%     1.52        71.5%
   2,500,001 -     3,000,000      2             5,849,394         0.5%         5.7680%     1.38        73.4%
   3,000,001 -     3,500,000      7            22,617,051         1.9%         5.6748%     1.39        72.1%
   3,500,001 -    4,000,0001      0            38,169,233         3.3%         5.8194%     1.57        68.2%
   4,000,001 -     4,500,000      6            26,089,552         2.2%         5.8289%     1.57        70.9%
   4,500,001 -     5,000,000      8            38,727,275         3.3%         5.4769%     1.39        73.7%
   5,000,001 -     6,000,000      8            44,037,762         3.8%         5.7762%     1.60        68.9%
   6,000,001 -     7,000,000      4            25,735,530         2.2%         5.5950%     1.53        68.5%
   7,000,001 -     8,000,000      5            38,504,066         3.3%         5.6448%     1.26        68.6%
   8,000,001 -     9,000,000      3            26,151,455         2.2%         5.6943%     1.54        64.2%
   9,000,001 -    10,000,000      6            58,773,237         5.0%         5.4688%     1.41        73.4%
  10,000,001 -    12,500,000      6            66,940,000         5.7%         5.3531%     1.28        76.8%
  12,500,001 -    15,000,000      3            42,723,475         3.6%         5.6541%     1.50        69.7%
  15,000,001 -    17,500,000      2            33,350,000         2.8%         5.4397%     1.30        76.3%
  17,500,001 -    20,000,000      2            38,150,000         3.3%         5.4614%     1.30        72.2%
  20,000,001 -    25,000,000      3            66,605,647         5.7%         5.4139%     1.31        70.4%
  25,000,001 -    30,000,000      1            26,870,501         2.3%         5.4900%     1.26        71.0%
  30,000,001 -    50,000,000      2            77,932,513         6.7%         5.6401%     1.40        69.8%
  50,000,001 -    77,500,000      1            75,000,000         6.4%         5.6200%     1.28        79.8%
  77,500,001 -   109,000,000      1           106,000,000         9.1%         5.0660%     1.70        73.1%
 109,000,001 -   110,000,000      1           110,000,000         9.4%         5.2693%     1.21        73.3%
 110,000,001 - $ 149,000,000      1           149,000,000        12.7%         5.4588%     1.40        74.5%
                              ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          113      $ 1,170,978,358       100.0%         5.4864%    1.41x        72.4%
                              ==================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $ 149,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $     897,062
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):            $  10,362,640

(1) BASED ON A CUT-OFF DATE IN MAY 2005.


                      GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                              WEIGHTED
                              NUMBER OF                     PERCENTAGE OF     AVERAGE                WEIGHTED
                              UNDERLYING    CUT-OFF DATE     INITIAL NET      MORTGAGE   WEIGHTED    AVERAGE
       RANGE OF                MORTGAGE       PRINCIPAL    LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES         LOANS        BALANCE (1)       BALANCE          RATE     U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
4.6700%      -      5.0000%       2       $     3,225,289         0.3%         4.6700%     2.41x       56.9%
5.0001%      -      5.2500%       7           138,441,451        11.8%         5.0849%     1.66        72.3%
5.2501%      -      5.4000%       18          234,570,654        20.0%         5.3178%     1.32        74.0%
5.4001%      -      5.5000%       26          431,174,296        36.8%         5.4550%     1.36        72.2%
5.5001%      -      5.6500%       13          125,916,766        10.8%         5.5934%     1.31        77.6%
5.6501%      -      6.0000%       32          172,712,435        14.7%         5.7657%     1.46        70.1%
6.0001%      -      6.3500%       12           51,663,167         4.4%         6.2022%     1.57        65.2%
6.3501%      -      6.5200%       3            13,274,300         1.1%         6.4372%     1.61        65.7%
                              ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          113      $ 1,170,978,358       100.0%         5.4864%     1.41x        72.4%
                              ==================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                   6.5200%
MINIMUM MORTGAGE INTEREST RATE:                   4.6700%
WTD. AVG. MORTGAGE INTEREST RATE:                 5.4864%

(1) BASED ON A CUT-OFF DATE IN MAY 2005.


             GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                              WEIGHTED
                              NUMBER OF                     PERCENTAGE OF     AVERAGE                WEIGHTED
                              UNDERLYING    CUT-OFF DATE     INITIAL NET      MORTGAGE   WEIGHTED    AVERAGE
       RANGE OF                MORTGAGE       PRINCIPAL    LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
       U/W DSCRS                 LOANS        BALANCE (1)       BALANCE          RATE     U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
1.20x        -        1.25       12       $   178,634,190        15.3%         5.3594%     1.21x       72.8%
1.26         -        1.30       21           321,439,872        27.5%         5.5072%     1.29        73.3%
1.31         -        1.35       13            80,396,677         6.9%         5.5036%     1.32        76.8%
1.36         -        1.40       17           227,986,621        19.5%         5.5284%     1.39        74.6%
1.41         -        1.45       8             37,817,266         3.2%         5.4808%     1.43        73.2%
1.46         -        1.50       9             73,173,946         6.2%         5.6203%     1.48        69.8%
1.51         -        1.55       8             31,112,439         2.7%         5.5940%     1.54        71.7%
1.56         -        1.60       4             15,396,133         1.3%         5.9536%     1.57        70.4%
1.61         -        1.70       9            165,340,942        14.1%         5.3713%     1.69        69.8%
1.71         -        1.90       4             15,643,119         1.3%         5.9308%     1.74        64.4%
1.91         -        2.50       5             16,432,636         1.4%         5.3968%     2.19        58.8%
2.51         -        2.91x      3              7,604,518         0.6%         5.2829%     2.67        40.5%
                              ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         113       $ 1,170,978,358       100.0%         5.4864%     1.41x       72.4%
                              ==================================================================================

MAXIMUM U/W DSCR:                  2.91x
MINIMUM U/W DSCR:                  1.20x
WTD. AVG. U/W DSCR:                1.41x

(1) BASED ON A CUT-OFF DATE IN MAY 2005.


                 GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                              WEIGHTED
                              NUMBER OF                     PERCENTAGE OF     AVERAGE                WEIGHTED
                              UNDERLYING    CUT-OFF DATE     INITIAL NET      MORTGAGE   WEIGHTED    AVERAGE
   RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL    LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
  LOAN-TO-VALUE RATIOS (1)     LOANS        BALANCE (1)       BALANCE          RATE     U/W DSCR  LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
26.6%        -        40.0%      1        $     1,797,889         0.2%         5.1300%     2.91x       26.6%
40.0%        -        50.0%      1              3,981,629         0.3%         5.2800%     2.57        40.8%
50.0%        -        60.0%      15            78,090,001         6.7%         5.6199%     1.60        56.6%
60.0%        -        65.0%      7             30,344,991         2.6%         5.9381%     1.54        62.6%
65.0%        -        70.0%      17           124,623,339        10.6%         5.7643%     1.49        67.6%
70.0%        -        73.0%      18           141,995,546        12.1%         5.5276%     1.36        71.5%
73.0%        -        75.0%      27           551,998,141        47.1%         5.3532%     1.40        74.0%
75.0%        -        77.0%      4             15,538,757         1.3%         5.5265%     1.38        76.0%
77.0%        -        77.5%      2             11,793,246         1.0%         5.6145%     1.36        77.4%
77.5%        -        78.0%      4             13,359,629         1.1%         5.7479%     1.36        77.8%
78.0%        -        79.0%      3             21,726,750         1.9%         5.6206%     1.33        78.5%
79.0%        -        80.0%      14           175,728,440        15.0%         5.4968%     1.30        79.8%
                              ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         113       $ 1,170,978,358       100.0%         5.4864%     1.41x       72.4%
                              ==================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                 80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                 26.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):               72.4%

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                      GROUP NO. 1 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                            WEIGHTED
                           NUMBER OF                       PERCENTAGE OF     AVERAGE                WEIGHTED
                           MORTGAGED     CUT-OFF DATE       INITIAL NET     MORTGAGE   WEIGHTED     AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST        PROPERTIES     BALANCE (1)          BALANCE        RATES     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
Fee                           107      $   822,828,933          70.3%        5.5056%    1.44x         72.1%
Leasehold                      9           199,149,424          17.0%        5.4276%    1.29          72.0%
Fee/Leasehold                  1           149,000,000          12.7%        5.4588%    1.40          74.5%
                          -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       117      $ 1,170,978,358         100.0%        5.4864%    1.41X         72.4%
                          =========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                            WEIGHTED
                          NUMBER OF                       PERCENTAGE OF     AVERAGE                 WEIGHTED
                          MORTGAGED      CUT-OFF DATE      INITIAL NET      MORTGAGE   WEIGHTED     AVERAGE
    RANGE OF YEARS          REAL          PRINCIPAL      LOAN GROUP NO. 1   INTEREST   AVERAGE    CUT-OFF DATE
   BUILT/RENOVATED(1)     PROPERTIES      BALANCE (2)         BALANCE         RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
1960      -       1985         13      $    61,629,768          5.3%         5.5238%    1.39x         74.2%
1986      -       1995         16          294,900,488         25.2%         5.4769%    1.36          72.8%
1996      -       2000         25          145,165,111         12.4%         5.5486%    1.45          71.3%
2001      -       2005         63          669,282,991         57.2%         5.4736%    1.42          72.3%
                          -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       117      $ 1,170,978,358        100.0%         5.4864%    1.41X         72.4%
                          =========================================================================================

MOST RECENT YEAR BUILT/RENOVATED:            2005
OLDEST YEAR BUILT/RENOVATED                  1960
WTD. AVG. YEAR BUILT/RENOVATED:              1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                 WEIGHTED
                             NUMBER OF                       PERCENTAGE OF       AVERAGE                    WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL NET        MORTGAGE      WEIGHTED     AVERAGE
          RANGE OF              REAL         PRINCIPAL      LOAN GROUP NO. 1     INTEREST      AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)   PROPERTIES     BALANCE (2)         BALANCE            RATE        U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------
61%         -          75%       4        $    18,060,384          1.5%           5.7385%        1.52x       57.3%
76%         -          82%       4            185,953,231         15.9%           5.4510%        1.38        72.6%
83%                    85%       6             40,005,380          3.4%           5.4141%        1.36        75.9%
86%         -          88%       7             30,993,320          2.6%           5.5453%        1.43        75.3%
89%         -          93%       9             87,272,424          7.5%           5.5010%        1.34        72.2%
94%         -          95%       9             50,514,857          4.3%           5.6209%        1.51        69.9%
96%         -          97%       9            134,809,443         11.5%           5.5626%        1.33        76.8%
98%         -         100%      58            520,586,278         44.5%           5.3559%        1.40        73.0%
                             --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        106        $ 1,068,195,317         91.2%           5.4371%        1.39x       73.1%
                             ============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):               100%
MINIMUM OCCUPANCY RATE AT U/W (1):                61%
WTD. AVG. OCCUPANCY RATE AT U/W (1):              94%

(1)  DOES NOT INCLUDE HOSPITALITY PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                      STATE

                                                                          WEIGHTED
                          NUMBER OF                     PERCENTAGE OF     AVERAGE                 WEIGHTED
                          MORTGAGED    CUT-OFF DATE        INITIAL        MORTGAGE   WEIGHTED     AVERAGE
                             REAL       PRINCIPAL      LOAN GROUP NO. 2   INTEREST   AVERAGE    CUT-OFF DATE
STATE                     PROPERTIES   BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
Texas                          15      $ 207,670,180        46.7%          5.3083%    1.29x         77.3%
Virginia                        3         36,766,763         8.3%          5.2616%    1.31          79.4%
Florida                         7         32,524,946         7.3%          5.3757%    1.35          76.9%
Wisconsin                       3         23,659,129         5.3%          5.1087%    1.46          69.1%
Georgia                         2         20,283,920         4.6%          5.4277%    1.21          78.5%
South Carolina                  3         17,335,160         3.9%          5.1871%    1.37          77.9%
North Carolina                  1         16,250,000         3.7%          5.2800%    1.38          79.3%
California (2)                  3         14,543,040         3.3%          5.1233%    1.25          69.9%
Ohio                            4         13,050,518         2.9%          5.3693%    1.38          77.7%
Washington                      2         11,239,994         2.5%          5.3735%    1.21          70.4%
Tennessee                       1          9,700,000         2.2%          5.5000%    1.52          74.0%
Missouri                        3          7,219,197         1.6%          5.4975%    1.48          77.9%
Indiana                         2          6,180,946         1.4%          5.2961%    1.49          65.8%
New Hampshire                   1          6,087,444         1.4%          5.4600%    1.20          79.1%
West Virginia                   1          5,622,367         1.3%          5.7500%    1.70          74.0%
Louisiana                       1          4,592,868         1.0%          5.5300%    1.26          79.9%
Montana                         1          3,972,019         0.9%          5.1100%    1.45          73.6%
Illinois                        5          3,365,912         0.8%          6.0700%    1.41          68.7%
New York                        2          2,885,205         0.6%          6.1372%    1.34          66.3%
Connecticut                     1          1,609,563         0.4%          5.6500%    1.55          73.2%
Michigan                        1            546,929         0.1%          6.8800%    1.38          70.6%
                          -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        62      $ 445,106,102       100.0%          5.3254%    1.32x         76.3%
                          =====================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.
(2)  THE THREE PROPERTIES IN CALIFORNIA ARE ALL LOCATED IN SOUTHERN CALIFORNIA.

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                  PROPERTY TYPE

                                                                WEIGHTED
                 NUMBER OF                    PERCENTAGE OF     AVERAGE                 WEIGHTED
                MORTGAGED    CUT-OFF DATE       INITIAL         MORTGAGE   WEIGHTED     AVERAGE
                  REAL         PRINCIPAL     LOAN GROUP NO. 2   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE   PROPERTIES   BALANCE (1)         BALANCE          RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------
Multifamily        60        $ 441,735,673        99.2%          5.3207%    1.32x         76.4%
Mixed Use           2            3,370,429         0.8%          5.9355%    1.32          70.1%
                -------------------------------------------------------------------------------------
                   62        $ 445,106,102       100.0%          5.3254%    1.32x         76.3%
                =====================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                    GROUP NO. 2 MORTGAGED REAL PROPERTIES BY
                                PROPERTY SUB-TYPE

                                                                                      WEIGHTED
                                       NUMBER OF                    PERCENTAGE OF     AVERAGE                 WEIGHTED
                                       MORTGAGED   CUT-OFF DATE        INITIAL        MORTGAGE   WEIGHTED     AVERAGE
               PROPERTY                  REAL       PRINCIPAL      LOAN GROUP NO. 2   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE  SUB-TYPE               PROPERTIES   BALANCE (1)          BALANCE         RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Conventional               53       $ 423,880,063       95.2%           5.3176%     1.32x        76.6%
               Manufactured Housing        7          17,855,610        4.0%           5.3963%     1.33         72.3%
                                      -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   60       $ 441,735,673       99.2%           5.3207%     1.32x        76.4%
                                      =====================================================================================

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                    GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY
                                    LOAN TYPE

                                                                                WEIGHTED
                                 NUMBER OF                    PERCENTAGE OF     AVERAGE                WEIGHTED         WEIGHTED
                                UNDERLYING   CUT-OFF DATE        INITIAL        MORTGAGE   WEIGHTED     AVERAGE         AVERAGE
                                 MORTGAGE      PRINCIPAL     LOAN GROUP NO. 2   INTEREST   AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                         LOANS       BALANCE (1)         BALANCE         RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans         2        $  30,050,000         6.8%          5.2800%    1.38x         79.3%            57
Balloon Loans with Partial
  IO Term                          19          265,340,000        59.6%          5.2499%    1.29          76.2%            25
Balloon Loan without IO Term       35          149,716,102        33.6%          5.4683%    1.38          76.0%           N/A
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            56        $ 445,106,102       100.0%          5.3254%    1.32x         76.3%           N/A
                                ====================================================================================================

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                        WEIGHTED
                                  NUMBER OF                          PERCENTAGE OF       AVERAGE                   WEIGHTED
        RANGE OF                  UNDERLYING       CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED      AVERAGE
  ORIGINAL AMORTIZATION            MORTGAGE          PRINCIPAL      LOAN GROUP NO. 2    INTEREST     AVERAGE     CUT-OFF DATE
   TERMS (MONTHS) (1)               LOANS           BALANCE (2)         BALANCE           RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
   Interest Only                       2          $    30,050,000          6.8%          5.2800%       1.38x         79.3%
   300   -   300                       7               14,314,977          3.2%          5.8302%       1.34          73.0%
   301   -   360                      47              400,741,125         90.0%          5.3108%       1.32          76.2%
                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               56          $   445,106,102        100.0%          5.3254%       1.32x         76.3%
                                ==============================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                 360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):                 300
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):               358

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS

                                                                                        WEIGHTED
                                  NUMBER OF                          PERCENTAGE OF       AVERAGE                   WEIGHTED
        RANGE OF                  UNDERLYING       CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED      AVERAGE
 REMAINING AMORTIZATION            MORTGAGE          PRINCIPAL      LOAN GROUP NO. 2    INTEREST     AVERAGE     CUT-OFF DATE
 TERMS (MONTHS) (1)(2)              LOANS           BALANCE (2)         BALANCE           RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
   Interest Only                       2          $    30,050,000          6.8%          5.2800%       1.38x         79.3%
   294   -   330                       7               14,314,977          3.2%          5.8302%       1.34          73.0%
   331   -   355                      10               31,529,411          7.1%          5.3978%       1.42          75.1%
   356   -   357                      14               93,230,940         20.9%          5.4279%       1.38          77.3%
   358   -   360                      23              275,980,774         62.0%          5.2613%       1.29          76.0%
                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               56          $   445,106,102        100.0%          5.3254%       1.32x         76.3%
                                ==============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):           360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2), (3):           294
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2), (3):         356

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                         WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF       AVERAGE                   WEIGHTED
           RANGE OF                UNDERLYING       CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED      AVERAGE
        ORIGINAL TERMS              MORTGAGE          PRINCIPAL      LOAN GROUP NO. 2    INTEREST     AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS           BALANCE (2)         BALANCE           RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
    60   -    84                      12          $   111,299,946         25.0%          5.2579%       1.33x         76.5%
    85   -   120                      36              262,588,467         59.0%          5.3857%       1.34          76.1%
   121   -   180                       8               71,217,689         16.0%          5.2085%       1.27          77.0%
                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               56          $   445,106,102        100.0%          5.3254%       1.32x         76.3%
                                ==============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):           180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY

                                                                                        WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF       AVERAGE                   WEIGHTED
             RANGE OF                UNDERLYING    CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED      AVERAGE
          REMAINING TERMS             MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2    INTEREST     AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1),(2)    LOANS        BALANCE (2)         BALANCE           RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
    54   -    60                       8           $   63,353,097         14.2%          5.2331%       1.35x         75.2%
    61   -    84                       4               47,946,849         10.8%          5.2905%       1.29          78.3%
    85   -   110                       5               56,940,000         12.8%          5.3450%       1.31          77.6%
   111   -   114                       7               19,157,654          4.3%          5.6104%       1.43          75.7%
   115   -   116                      16              154,674,792         34.8%          5.3430%       1.32          76.7%
   117   -   119                      14              100,336,782         22.5%          5.2939%       1.31          75.8%
   120   -   173                       2                2,696,929          0.6%          5.8357%       1.53          49.3%
                                ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               56          $   445,106,102        100.0%          5.3254%       1.32x         76.3%
                                ==============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1),(2):      173
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1),(2):       54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1),(2):    102

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                   GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                   WEIGHTED
                                      UNDERLYING    CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED       AVERAGE
       RANGE OF CUT-OFF DATE           MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST     AVERAGE    CUT-OFF DATE
       PRINCIPAL BALANCES (1)           LOANS        BALANCE (1)         BALANCE         RATE      U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
$   546,929     -           750,000        2       $    1,290,459          0.3%         6.3730%      1.51x         65.6%
    750,001     -         1,000,000        2            1,888,856          0.4%         5.9452%      1.33          75.6%
  1,000,001     -         1,250,000        2            2,102,860          0.5%         5.6769%      1.44          70.5%
  1,250,001     -         1,500,000        2            2,885,205          0.6%         6.1372%      1.34          66.3%
  1,500,001     -         2,000,000        5            8,884,138          2.0%         5.6534%      1.42          77.1%
  2,000,001     -         2,500,000        2            4,638,086          1.0%         5.3071%      1.71          54.6%
  2,500,001     -         3,000,000        2            5,826,843          1.3%         5.5885%      1.28          76.9%
  3,000,001     -         3,500,000        1            3,365,912          0.8%         6.0700%      1.41          68.7%
  3,500,001     -         4,000,000        4           14,923,333          3.4%         5.2855%      1.40          77.2%
  4,000,001     -         4,500,000        3           12,392,536          2.8%         5.2548%      1.48          77.7%
  4,500,001     -         5,000,000        4           19,135,908          4.3%         5.2209%      1.26          72.3%
  5,000,001     -         6,000,000        2           11,348,989          2.5%         5.8408%      1.56          73.8%
  6,000,001     -         7,000,000        3           19,056,623          4.3%         5.3011%      1.27          79.1%
  7,000,001     -         8,000,000        1            7,366,763          1.7%         5.4000%      1.39          78.4%
  8,000,001     -         9,000,000        6           50,474,730         11.3%         5.3486%      1.32          76.6%
  9,000,001     -        10,000,000        1            9,700,000          2.2%         5.5000%      1.52          74.0%
 10,000,001     -        13,000,000        2           25,850,000          5.8%         5.1464%      1.38          70.5%
 13,000,001     -        17,000,000        6           88,710,000         19.9%         5.2079%      1.30          77.5%
 17,000,001     -        25,000,000        3           54,164,863         12.2%         5.4237%      1.29          77.7%
 25,000,001     -        35,000,000        2           64,100,000         14.4%         5.2349%      1.24          78.1%
 35,000,001     -     $  37,000,000        1           37,000,000          8.3%         5.2640%      1.30          77.9%
                                      --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   56       $  445,106,102        100.0%         5.3254%      1.32x         76.3%
                                      ======================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1): $  37,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1): $     546,929
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1): $   7,948,323

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                   WEIGHTED
                                      UNDERLYING    CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED       AVERAGE
               RANGE OF                MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST    AVERAGE     CUT-OFF DATE
      MORTGAGE INTEREST RATES           LOANS        BALANCE (1)         BALANCE         RATE      U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
     4.8200%     -     5.0000%            3        $   31,663,040           7.1%        4.9469%      1.38x          71.5%
     5.0001%     -     5.2500%            9            90,066,423          20.2%        5.1415%      1.28           75.5%
     5.2501%     -     5.5000%           22           257,815,532          57.9%        5.3392%      1.31           77.7%
     5.5001%     -     5.7500%           13            49,307,141          11.1%        5.6013%      1.41           75.6%
     5.7501%     -     6.0000%            6            10,853,303           2.4%        5.9235%      1.42           72.0%
     6.0001%     -     6.2500%            1             3,365,912           0.8%        6.0700%      1.41           68.7%
     6.2501%     -     6.5000%            1             1,487,823           0.3%        6.3600%      1.33           59.5%
     6.5001%     -     6.8800%            1               546,929           0.1%        6.8800%      1.38           70.6%
                                      ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  56        $  445,106,102         100.0%        5.3254%      1.32x          76.3%
                                      =======================================================================================

MAXIMUM MORTGAGE INTEREST RATE:          6.8800%
MINIMUM MORTGAGE INTEREST RATE:          4.8200%
WTD. AVG. MORTGAGE INTEREST RATE:        5.3254%

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                  WEIGHTED
                                      UNDERLYING    CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED      AVERAGE
            RANGE OF                   MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST    AVERAGE     CUT-OFF DATE
           U/S DSCRS                     LOANS        BALANCE (1)         BALANCE         RATE     U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
     1.19x      -      1.24               11       $  120,475,145          27.1%        5.2304%      1.22x         75.5%
     1.25       -      1.29                6           62,993,430          14.2%        5.3450%      1.26          79.1%
     1.30       -      1.34                7           88,430,429          19.9%        5.3336%      1.31          77.2%
     1.35       -      1.39               14          100,131,518          22.5%        5.3489%      1.38          78.4%
     1.40       -      1.44                6           32,044,644           7.2%        5.3379%      1.42          70.6%
     1.45       -      1.49                4           13,289,836           3.0%        5.3720%      1.47          76.5%
     1.50       -      1.54                2           10,796,913           2.4%        5.5335%      1.52          72.8%
     1.55       -      1.59                3            8,090,206           1.8%        5.5217%      1.57          67.6%
     1.60       -      1.74                2            6,365,897           1.4%        5.7792%      1.69          72.6%
     1.75       -      1.83x               1            2,488,086           0.6%        5.0800%      1.83          63.8%
                                      --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   56       $  445,106,102         100.0%        5.3254%      1.32x         76.3%
                                      ======================================================================================

MAXIMUM U/W DSCR:                        1.83x
MINIMUM U/W DSCR:                        1.19x
WTD. AVG. U/W DSCR:                      1.32x

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

                  GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                       WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF     AVERAGE                   WEIGHTED
                                      UNDERLYING    CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED       AVERAGE
    RANGE OF CUT-OFF DATE              MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST    AVERAGE     CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)              LOANS        BALANCE (1)         BALANCE        RATE      U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
   43.9%      -      50.0%                1        $    2,150,000           0.5%        5.5700%      1.57x         43.9%
   50.0%      -      60.0%                1             1,487,823           0.3%        6.3600%      1.33          59.5%
   60.0%      -      65.0%                4            17,328,528           3.9%        5.0694%      1.50          63.7%
   65.0%      -      70.0%                4            31,165,912           7.0%        5.2926%      1.25          68.2%
   70.0%      -      73.0%                3            10,489,969           2.4%        5.1505%      1.27          70.8%
   73.0%      -      74.0%                6            28,027,953           6.3%        5.6113%      1.52          73.8%
   74.0%      -      76.0%                3             5,679,267           1.3%        5.7198%      1.32          74.7%
   76.0%      -      77.0%                4            62,305,021          14.0%        5.2366%      1.28          76.7%
   77.0%      -      77.5%                6            55,893,994          12.6%        5.4072%      1.37          77.2%
   77.5%      -      78.5%                6            60,352,068          13.6%        5.2949%      1.34          78.0%
   78.5%      -      79.0%                3            20,262,096           4.6%        5.1067%      1.33          78.9%
   79.0%      -      80.0%               15           149,963,472          33.7%        5.3401%      1.28          79.6%
                                      --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  56        $  445,106,102         100.0%        5.3254%      1.32x         76.3%
                                      ======================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):      80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):      43.9%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):    76.3%

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                      GROUP NO. 2 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                       WEIGHTED
                        NUMBER OF                     PERCENTAGE OF     AVERAGE              WEIGHTED
                        MORTGAGED     CUT-OFF DATE      INITIAL NET    MORTGAGE  WEIGHTED    AVERAGE
                          REAL          PRINCIPAL    LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
OWNERSHIP INTEREST      PROPERTIES     BALANCE (1)       BALANCE         RATES   U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------
Fee                         62      $   445,106,102      100.0%         5.3254%    1.32x       76.3%
                        --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     62      $   445,106,102      100.0%         5.3254%    1.32x       76.3%
                        ================================================================================

(1) BASED ON A CUT-OFF DATE IN MAY 2005.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                       WEIGHTED
                        NUMBER OF                     PERCENTAGE OF     AVERAGE              WEIGHTED
                        MORTGAGED     CUT-OFF DATE     INITIAL NET     MORTGAGE  WEIGHTED    AVERAGE
RANGE OF YEARS            REAL          PRINCIPAL    LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
BUILT/RENOVATED(1)      PROPERTIES     BALANCE (2)       BALANCE         RATE    U/W DSCR  LTV RATIO (2)
--------------------------------------------------------------------------------------------------------
1968     -     1985         8       $    20,406,893        4.6%         5.5582%    1.37x       73.7%
1986     -     1995         9            56,359,145       12.7%         5.2793%    1.32        75.5%
1996     -     2000        19           199,672,774       44.9%         5.2756%    1.28        76.7%
2001     -     2004        26           168,667,291       37.9%         5.3716%    1.37        76.5%
                        --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:   117       $   445,106,102      100.0%         5.3254%    1.32x       76.3%
                        ================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2004
OLDEST YEAR BUILT/RENOVATED         1968
WTD. AVG. YEAR BUILT/RENOVATED:     1998

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN MAY 2005.

                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                     WEIGHTED
                        NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                        MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED    AVERAGE
       RANGE OF            REAL       PRINCIPAL    LOAN GROUP NO. 2  INTEREST  AVERAGE   CUT-OFF DATE
OCCUPANCY RATES AT U/W  PROPERTIES   BALANCE (1)       BALANCE         RATE    U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------
80%       -       85%       4       $  49,150,000       11.0%         5.3003%   1.31x        74.0%
86%       -       88%       7          66,578,867       15.0%         5.3159%   1.33         75.1%
89%       -       90%       8         116,690,769       26.2%         5.3075%   1.29         77.6%
91%       -       93%       8          44,870,712       10.1%         5.3832%   1.31         78.2%
94%       -       95%      11          88,571,366       19.9%         5.3035%   1.37         76.9%
96%       -       97%      10          44,822,147       10.1%         5.2975%   1.33         77.3%
98%       -      100%      14          34,422,242        7.7%         5.4578%   1.33         73.0%
                        ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    62       $ 445,106,102      100.0%         5.3254%   1.32x        76.3%
                        ==============================================================================

MAXIMUM OCCUPANCY RATE AT U/W:      100%
MINIMUM OCCUPANCY RATE AT U/W:       80%
WTD. AVG. OCCUPANCY RATE AT U/W:     91%

(1)  BASED ON A CUT-OFF DATE IN MAY 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           SIGNIFICANT MORTGAGE LOANS

                                                            PERCENTAGE
                                                            OF INITIAL
                                              CUT-OFF          NET                                                       CUT-OFF
                                               DATE          MORTGAGE               LOAN PER   MORTGAGE                    DATE
                               PROPERTY      PRINCIPAL         POOL     SF/UNITS/  SF/UNITS/   INTEREST       U/W           LTV
 #   LOAN NAME                   TYPE       BALANCE (1)      BALANCE      ROOMS    ROOMS (1)     RATE         DSCR       RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
 1   Tri-County Mall            Retail     $ 149,000,000(2)   9.2%(3)   1,108,087  $  134(3)  5.4588%(4)  1.40x(3),(5)  74.5%(3),(5)

 2   390 Park Avenue            Office     $ 110,000,000      6.8%        234,240  $     470  5.2693%     1.21x         73.3%

 3   Washington Mutual          Office     $ 106,000,000      6.6%        414,597  $     256  5.0660%     1.70x         73.1%
     Irvine Campus

 4   Spectrum Portfolio(6)      Office     $  85,700,000      5.3%        676,029  $     127  5.4300%     1.30x         74.3%

 5   65 Broadway                Office     $  75,000,000      4.6%        342,278  $     219  5.6200%     1.28x         79.8%

 6   Penn's Landing Hyatt        Hotel     $  45,000,000      2.8%            346  $ 130,058  5.7500%     1.48x         68.2%
     Regency

 7   Yorktown Apartments and  Multifamily  $  43,660,000      2.7%            947  $  46,103  5.3730%     1.25x         79.8%
     Bluffs of Berkshire
     Apartments(7)

 8   Indigo on Forest         Multifamily  $  37,000,000      2.3%          1,217  $  30,403  5.2640%     1.30x         77.9%
     Apartments
     The Reserve at Park

 9   Central                  Multifamily  $  35,000,000      2.2%            490  $  71,429  5.1200%     1.24x         76.6%

 10  Manhattan Town Center      Retail     $  32,932,513      2.0%        320,832  $     103  5.4900%     1.28x         72.1%
                              -----------------------------------------------------------------------------------------------------
     Total / Wtd. Avg.                     $ 719,292,513     44.5%            N/A        N/A  5.3732%     1.37x         74.7%
                              =====================================================================================================

(1)  Based on a May 2005 Cut-off Date.

(2) Senior portion only. The Tri-County Mall Mortgage Total Loan has a Cut-off Date Principal Balance of $158,000,000, comprised of a $149,000,000 Senior portion and a $9,000,000 Junior portion that is collateral for the TM Participation Certificates.

(3)  Based on a Senior loan amount of $149,000,000.

(4) Based on the Tri-County Mall Senior Portion. The interest rate on the TM Participation Certificates is 8.91935%.

(5) The aggregate cut-off date LTV ratio and DSCR for Tri-County Mall Total Loan are 79.0% and 1.28x.

(6) For the purpose of this presentation, the Spectrum Portfolio, which is collateralized by six cross-defaulted and cross-collateralized mortgage loans, is shown as one loan.

(7) For the purpose of this presentation, the Yorktown Apartments Mortgage Loan and the Bluffs of Berkshire Mortgage Loan, which are cross-defaulted and cross collateralized, are shown as one loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                TRI-COUNTY MALL


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                TRI-COUNTY MALL

                                LOAN INFORMATION

  Cut-off Date Principal Balance (1):   $149,000,000 (2)

  First Payment Date:                   March 11, 2005

  Mortgage Interest Rate:               5.4588% per annum

Amortization Term:                      24 months interest only, 360 months
                                        amortization schedule thereafter.

  Maturity Date:                        February 11, 2015

  Maturity Balance (2):                 $131,983,369

  Interest Calculation:                 Actual/360

Call Protection:
(Payments)           Lockout/Defeasance: 113

  Open: 7

  Loan per SF (1):                      $134

  Upfront Reserves:                     TI/LC Reserve (3)           $37,545

                                        Special TI/LC Reserve (4)   $10,000,000

                                        Rollover Reserve            $1,200,000

                                        Capital Reserve (5)         $2,107,000

  Ongoing Reserves - monthly:           Tax and Insurance Reserve   Yes

                                        Replacement Reserve         $13,850

                                        Rollover Reserve (6)        Yes

  Lockbox:                              Hard

  Mezzanine:                            $12,000,000

                              PROPERTY INFORMATION

   Single Asset/Portfolio:              Single Asset

   Property Type:                       Retail

   Property Sub-Type:                   Anchored

   Location:                            Cincinnati, OH

   Year Built/Renovated:                1960 / 1992

   Square Feet:                         1,108,087

   Occupancy at U/W (7):                82%

   Ownership Interest:                  Fee/Leasehold

   _____________________________________% of       _________________
   _____________________________________Total      Lease

   Major Tenants             NRSF       NRSF       Expiration

   Sears (8)                 285,480    25.8%      7/31/2019

   Dillards                  235,850    21.3%      1/31/2018

   Lazarus-Macy's (9)        227,000    N/A        N/A

   Property Management:                 Thor Equities, LLC

   Appraised Value:                     $200,000,000

   Cut-off Date LTV Ratio ((1),(2)):    74.5%

   Maturity LTV Ratio (2) :             66.0%

   U/W                           12/31/2004        12/31/2003
   Net Operating Income:         $ 13,941,168      $ 14,404,336    13,693,600
   Net Cash Flow:                $ 13,835,830
   DSCR:                                1.40x (2)

(1)  Based on a May 2005 Cut-off Date.

(2)  Based on the Senior portion of $149,000,000.

(3) At closing, the borrower deposited the sum of $37,545 into the TI/LC Reserve for the cost of specified tenant improvement/leasing commission costs.

(4) At closing, the borrower deposited the sum of $10,000,000 into the Special TI/LC Reserve for the cost of tenant improvement and leasing commissions in connection with (i) the ultimate re-tenanting of the JC Penney space and
     (ii) the construction of restaurant pads and related improvements and site preparation and demolition work, architect, engineering and/or consultant fees and/or planning/zoning approval costs related to the JC Penney space and/or restaurant pads.

(5) At closing, the borrower deposited the sum of $2,107,000 into the Capital Reserve for the costs of capital replacements, tenant improvements and/or leasing commissions and/or capital improvements.

(6) Commencing with the 25th payment date, the borrower will make monthly deposits in the amount of $50,000 into the Rollover Reserve until the Rollover Reserve balance (which includes the upfront Rollover Reserve) equals $1,800,000; in the event the balance in the Rollover Reserve is thereafter reduced below $1,800,000, monthly deposits of $50,000 shall recommence.

(7)  Occupancy at U/W is based on the March 29, 2005 rent roll.

(8)  Sears is an anchor-owned tenant operating on a ground lease.

(9)  Lazarus-Macy's is a shadow anchor and not part of our collateral.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2         COLLATERAL AND STRUCTURAL TERM SHEET            MAY 6, 2005

                                 TRI-COUNTY MALL

                             ADDITIONAL INFORMATION

- Tri-County Mall (the "Mall") is a 1,335,087 SF regional center located in Cincinnati, OH, anchored by Lazarus-Macy's (Shadow Anchor), Sears and Dillard's, with a variety of major tenants such as Limited/Limited Too, Abercrombie & Fitch, Express, American Eagle and Victoria's Secret. Our collateral is 1,108,087 SF and does not include the Lazarus-Macy's space.

- The Mall is a two-story enclosed structure designed in an L-shape, with Lazarus-Macy's located on the north end, Sears on the southeastern end, and Dillard's located midway between the two. There is a food court located on the upper level, near Sears. The Mall has 6,375 parking spaces with a two level parking deck on the north end of the property, adjacent to Lazarus-Macy's and a four-level parking garage in the rear of the property just east of Dillard's. Both garages feature covered, elevated walkways that enter the mall on the second floor. There are numerous access points into the Mall at grade as well as through each of the department stores.

- The Mall underwent a major redevelopment and expansion in 1990 that included the addition of a second level and the complete refurbishment of the common areas. Approximately $85 million was spent on these renovations.

- The Mall has an overall occupancy of 82% as of March 2005. Anchor tenants include: Lazarus-Macy's (227,000 SF) which is owned by the anchor and is not part of our collateral, Sears (285,480 SF; 26% of NRA; $31,000 annual ground lease rent; lease exp. 7/31/2019) and Dillard's (235,850 SF; 21% of NRA; Rent $2.39 PSF; lease exp. 1/31/2018).

-    JC Penney (160,321 SF; 14% of NRA; $3.50 PSF; lease exp. 11/31/2008) has given notice that they intend to terminate their lease in 2005 but will continue to pay rent until 2008. A $10 million reserve was escrowed at closing to re-tenant this space. Not including JC Penney, the remainder of the mall is 95% occupied.

- The Mall has 378,604 SF of in-line space that was 89% occupied by 132 tenants as of March 2005. Most tenants pay triple-net rents and reimburse their pro-rata share of CAM and Real Estate Taxes. In-line comparable store sales for tenants under 10,000 SF were $386 PSF in 2002, $385 PSF in 2003 and $364 PSF in 2004. The average occupancy cost ratio for in-line tenants at Tri-County Mall is approximately 13.9%. Tenants expiring in 2005 have an occupancy cost of 10.4%, providing for upside potential in the near term. Occupancy cost for the entire Mall (includes anchor tenants, in-line tenants, food court and outparcels) was 12.0%.

- The Mall is located at the intersection of I-275 and Ohio Highway 747. I-75, the principal north/south corridor serving the metro area, is located five miles to the west. The property has excellent visibility and approximately 275,000 vehicles pass by daily.

- The Mall is the centerpiece of Tri-County Retail District, the largest shopping district in southern Ohio and offers 3.8 million SF of retail in one compact area. The wide range of retail options, from discount big box retailers to specialty and lifestyle stores, generates over $1 billion of sales annually. The areas surrounding the Mall serve primarily as bedroom communities for the Cincinnati CBD. Developers in suburban Cincinnati are planning a number of residential, retail and mixed-use projects within the Tri-County area.

- The Borrower, Thor Gallery at Tri County LLC, is a newly formed, bankruptcy remote SPE, owned primarily by Joseph J. Sitt. Mr. Sitt, the sponsor and carve-out guarantor, has a net worth of $84.4 million and a liquidity of $11 million. The Borrower has equity of approximately $25 million in this transaction.

- The Subject is managed by Thor Equities, LLC, a Borrower-related entity. Thor Equities has acquired a retail, hotel, office, warehouse and residential portfolio totaling over 4 million SF, and has properties in New York City, Chicago, Detroit, New Orleans, Atlanta, Philadelphia and Norfolk among other locations.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2         COLLATERAL AND STRUCTURAL TERM SHEET            MAY 6, 2005

                                 TRI-COUNTY MALL

LEASE ROLLOVER SCHEDULE (1)

                                                                                            % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
        YEAR            ROLLING       PER SF ROLLING         ROLLING       OF SF ROLLING        ROLLING        REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------------
       Temp                    13             $   0.00            2.3%             2.3%               0.0%                0.0%
       MTM                      4             $  25.66            1.1%             3.4%               2.6%                2.6%
       2005                     5             $  31.21            0.9%             4.4%               2.6%                5.3%
       2006                    18             $  30.08            4.5%             8.9%              12.4%               17.7%
       2007                    14             $  32.98            3.0%            11.9%               9.1%               26.8%
       2008                    12             $  37.34            1.7%            13.6%               5.8%               32.6%
       2009                    13             $  30.67            3.0%            16.6%               8.3%               40.8%
       2010                     9             $  48.60            1.5%            18.1%               6.8%               47.6%
       2011                    26             $  33.64            7.5%            25.6%              23.0%               70.6%
       2012                    12             $  32.21            2.7%            28.3%               7.8%               78.4%
       2013                    12             $  29.85            3.6%            31.9%               9.7%               88.2%
       2014                     7             $  32.33            1.3%            33.1%               3.8%               91.9%
       2015                     2             $  21.97            1.0%            34.1%               2.0%               93.9%
 GREATER THAN 2015              3             $   1.40           47.5%            81.7%               6.1%              100.0%
      Vacant                  N/A                  N/A           18.3%           100.0%               N/A                 N/A

(1)  Data based on rent roll dated 3/29/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 390 PARK AVENUE


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 390 PARK AVENUE

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):    $ 110,000,000

  FIRST PAYMENT DATE:                    April 11, 2005

  MORTGAGE INTEREST RATE:                5.2693% per annum

AMORTIZATION TERM:                       36 months interest only, 360 months
                                         amortization schedule thereafter.

  MATURITY DATE:                         March 11, 2015

  MATURITY BALANCE:                      $ 98,461,886

  INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:
(PAYMENTS)                               Lockout/Defeasance: 116
  Open: 4

  LOAN PER SF (1):                       $ 470

  UPFRONT RESERVES:                      Engineering Reserve (2)       $ 27,063

  ONGOING RESERVES - MONTHLY:            Tax and Insurance Reserve     Yes

                                         Replacement Reserve           $ 3,147

                                         Leasing Reserve (3)           $ 10,491

                                         Ground Rent Reserve (4)       $ 395,833

                                         Excess Cash Flow Reserve(5)   Springing

  LOCKBOX:                               Springing

  MEZZANINE:                             $ 10,000,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Office

PROPERTY SUB-TYPE:                       CBD

LOCATION:                                New York, NY

YEAR BUILT/RENOVATED:                    1952 / 2001

SQUARE FEET:                             234,240

OCCUPANCY AT U/W (6):                    100%

OWNERSHIP INTEREST:                      Leasehold

                                                  %
                                                  TOTAL    LEASE
MAJOR TENANTS                            NRSF     NRSF     EXPIRATION
Alcoa                                    92,405   39.4%    6/30/2015 (7)
Thomas Weisel Partners                   74,170   31.7%    1/31/2010 (8)
Unilever United States Inc.              38,920   16.6%    12/31/2013

PROPERTY MANAGEMENT:               RFR Realty LLC
APPRAISED VALUE:                   $ 150,000,000
CUT-OFF DATE LTV RATIO (1):        73.3%
MATURITY LTV RATIO:                65.6%

                                   U/W           12/31/2004    12/31/2003
NET OPERATING INCOME:              $ 8,940,744   $ 8,361,024   $ 8,243,014
NET CASH FLOW:                     $ 8,780,192
  DSCR:                                  1.21x

(1)  Based on a May 2005 Cut-off Date.

(2) At closing, the borrower was required to deposit $27,063 into an Engineering Reserve for maintenance, repair and/or remedial work recommended by the engineering firm delivered to the lender in connection with the funding of the 390 Park Avenue Loan.

(3) The borrower will make monthly deposits in the amount of $10,491 into the Leasing Reserve. In lieu of any amount required to be deposited in the leasing reserve fund, the borrower may deliver one (1) or more letters of credit to lender in the amount so required to be deposited.

(4) The Borrower will make monthly deposits of one-twelfth of the annual ground rent due under the ground lease dated December 1998 as reasonably determined by the Lender.

(5) The borrower is required, during a Cash Trap Period, to deposit into a cash trap reserve all remaining cash flow from the 390 Park Avenue Property after application of gross revenues to amounts required to be paid to debt service and all other reserves on the 390 Park Avenue Loan, operating expenses pursuant to an operating budget approved by the lender and debt service then payable under the mezzanine loan. A "Cash Trap Period" (i) commences at any time that an event of default has occurred under the 390 Park Avenue Loan and (ii) may also commence at various times during the term of the 390 Park Avenue Loan, in each case, approximately one year prior to the date that certain tenants at the 390 Park Avenue Property have the option to exercise a renewal right to extend the term of its lease for the demised premises, in which case, the cash trap continues until the amount of $50 per rentable square foot of space at the demised premises has been collected by the lender. The lender has agreed to make the amount so deposited in the excess flow reserve available to the borrower for expenditures incurred in reletting the affected demised premises if the lease is not renewed. If the lease renewed, amounts deposited in the excess cash flow reserve in respect of such lease are returned to the borrower.

(6)  Occupancy at U/W is based on the January 28, 2005 rent roll.

(7)  40,800 SF expiring 6/30/2015 and 51,605 SF expiring 6/30/2020.

(8)  32,500 SF expiring 12/31/2015 and 41,670 SF expiring 1/31/2010.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 390 PARK AVENUE

                             ADDITIONAL INFORMATION

- 390 Park Avenue (the "Subject" or the "Property), also known as the Lever Building, is a 234,240 SF, 21-story, Class "A" office building located in the Plaza submarket of Midtown Manhattan. The Property, which is 55.9% leased by investment grade tenants (Alcoa: 92,045 SF; Unilever: 38,920 SF), is 100% occupied as of January 28, 2005.

- The Subject, which was designed by Gordon Bunshaft of Skidmore, Owings and Merrill, is listed on the National Register of Historical places. Constructed in 1952, the Subject was one of the first skyscrapers to be built using the curtain wall structural system of design.

- The Sponsor acquired the leasehold interest in the Property in 1998 with plans to reposition the landmark building for multi-tenant use. At the time of acquisition, the Subject had a significant amount of deferred maintenance. From 1999-2001, the Borrower spent approximately $60 million on renovations of the property which included restoration of the facade, and updating the elevators and mechanical systems.

- The fee interest of the property, owned by the estate of Sarah Korein, has a remaining initial term of 45 years with extension options available through 2097.

- Alcoa (39.4% of NRA; $74.69 PSF; NYSE: AA) is the Subject's largest tenant, occupying 92,405 SF under two leases expiring 6/30/2015 (40,800 SF) and 6/30/2020 (51,605 SF). Alcoa is the world's leading producer of aluminum products for the aerospace, automotive, packaging, building, construction, industrial and commercial transportation industries. The company has 119,000 employees in 43 countries and maintains a market capitalization of $25.58 billion as of April 19, 2005. Alcoa has a credit rating of A2 by Moody's and A- by S&P.

- Thomas Weisel Partners (31.7% of NRA; $76.66 PSF) is the second largest tenant leasing 74,170 SF under two leases expiring 12/31/2015 (32,500 SF) and 1/31/2010 (40,800 SF). Their leases commenced May 1999 and currently occupies the second floor as well as floors 14 through 17. Thomas Weisel is a merchant-banking firm that focuses on research, institutional sales, investment banking, private client services and private equity investments.

- Unilever (16.6% of NRA; $67.00 PSF; NYSE: UL) is the third largest tenant leasing 38,920 SF expiring December 31, 2013. The company is one of the world's largest consumer product providers focusing in the areas of nutrition, hygiene, and personal care. Unilever employs 234,000 people in 100 countries and is rated A1 by Moody's.

- The main lobby entrance is located on the west side of Park Avenue and is accessed through a landscaped plaza. The lobby has a terrazzo floor, marble walls and a concierge area. On the third floor, there are two large patio areas, one on the north and the other on the south sides of the building. The luxury finishes in the tenanted areas are consistent with the top office properties in the Subject's competitive market. Amenities include carpeted floors, vinyl covered or painted drywall partitions and suspended acoustic tile ceilings fitted with recessed fluorescent fixtures.

- The Plaza sub-market contains 444 buildings with an aggregate rentable area of 96.9 million square feet. The largest of the seven Midtown sub-markets, it represents approximately 33.7% of the entire Midtown Manhattan inventory. Class "A" space in this sub-market comprises 181 buildings with approximately 89.3 million square feet of space. As of the fourth quarter 2004, the Midtown vacancy rate for direct space stood at 6.5%, however, within the Plaza District, direct vacancy stands at 5.4% in 2004. The Subject continues to outperform the general market due to its Park Avenue location, its landmark status and its city views from the upper floors.

- The Borrower is a newly formed, bankruptcy remote SPE controlled by RFR Holdings, Inc., a repeat borrower of Column Financial. RFR Holdings, Inc. is a privately held, Manhattan-based real estate investment, development and management company wholly owned by Aby Rosen, Michael Fuchs and Harry Lis, principals of the Borrower. As of December 31, 2003, Aby Rosen, Michael Fuchs and Harry Lis reported a combined net worth in excess of $477.2 million with combined liquidity of $17.1 million.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 390 PARK AVENUE

                        ADDITIONAL INFORMATION CONTINUED

- RFR Realty LLC, the management arm of RFR Holdings, Inc. is the property manager. In addition to the Subject, RFR Realty manages 13 Class A buildings in Manhattan including 400 Park Avenue, 17 State Street, The Seagram Building (375 Park Avenue) and 400 Madison Avenue. They also oversee the leasing and management of 275 Madison Avenue. Established in the United States in 1991, RFR Realty presently controls over 5 million SF of prime office and retail space in 24 properties, plus approximately 2,500 luxury residential apartments in New York City.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                 390 PARK AVENUE

LEASE ROLLOVER SCHEDULE (1)

                                                                                 % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF  CUMULATIVE %   RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
      2010              3            $ 73.52           22.1%          22.1%           23.2%            23.2%
      2013              1            $ 67.00           16.6%          38.8%           15.9%            39.0%
      2015              3            $ 71.06           37.3%          76.0%           37.7%            76.8%
GREATER THAN 2015       3            $ 68.12           24.0%         100.0%           23.2%           100.0%
     Vacant            N/A             N/A              0.0%         100.0%            N/A              N/A

(1)  Data based on rent roll dated 1/28/2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                         WASHINGTON MUTUAL IRVINE CAMPUS


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                         WASHINGTON MUTUAL IRVINE CAMPUS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $106,000,000

FIRST PAYMENT DATE:                       January 11, 2005

MORTGAGE INTEREST RATE:                   5.0660% per annum

AMORTIZATION TERM:                        Interest only

MATURITY DATE:                            December 11, 2011

MATURITY BALANCE:                         $106,000,000

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:
(PAYMENTS)                                Yield Maintenance: 77
Open: 7

LOAN PER SF (1):                          $256

UPFRONT RESERVES:                         Engineering Reserve (2)      $77,963

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve    Yes

                                          TI/LC Reserve (3)            Springing

LOCKBOX:                                  Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Suburban

LOCATION:                                 Irvine, CA

YEAR BUILT/RENOVATED:                     1989 / 2004

SQUARE FEET (4):                          414,597

OCCUPANCY AT U/W (5):                     100%

OWNERSHIP INTEREST:                       Fee

                                               % OF
                                               TOTAL        LEASE
MAJOR TENANTS                   NRSF           NRSF         EXPIRATION (6)
Washington Mutual               414,597        100.0%       11/21/2007

PROPERTY MANAGEMENT:                      Maguire Properties, L.P.

APPRAISED VALUE:                          $145,000,000

CUT-OFF DATE LTV RATIO (1):               73.1%

MATURITY  LTV RATIO:                      73.1%

                                          U/W
NET OPERATING INCOME:                     $ 9,545,327
NET CASH FLOW:                            $ 9,238,821
DSCR:                                           1.70x

(1)  Based on a May 2005 Cut-off Date.

(2) At closing, the borrower was required to deposit $77,963 into an Engineering Reserve for maintenance, repair and/or remedial work recommended by the engineering firm delivered to the lender in connection with the funding of the Washington Mutual Irvine Campus Loan.

(3) The borrower is obligated to deposit in equal monthly installments, commencing nine months prior to the scheduled expiration of each WaMu lease, $15.00 for each square foot of the expiring space, unless the borrower delivers to lender copy of WaMu's irrevocable election to renew its lease. Each deposit payment is guaranteed by Maguire Properties, L.P.

(4) Subject's NRSF of 414,597 SF is comprised of 405,800 SF of office space and 8,797 SF of storage space.

(5)  Occupancy at U/W is based on the November 11, 2004 rent roll.

(6) Please see the "Building Information" table below for break down of lease expiration dates.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                         WASHINGTON MUTUAL IRVINE CAMPUS

                             ADDITIONAL INFORMATION

- Washington Mutual Irvine Campus Mortgage Loan is collateralized by four Class "A" office buildings (collectively "Subject" or "WAMU Irvine") totaling 414,597 SF of office and storage space, located in Irvine, CA. Washington Mutual Bank, FA, a wholly owned subsidiary of Washington Mutual, Inc. (NYSE: WM) and the previous owner of the Subject, sold the property to the Borrower and then net leased back 100% of the office space.

- The Subject office buildings are 100% occupied by Washington Mutual Bank, FA ("WaMu"), which is rated A2 by Moody's and A by S&P. WaMu is a retailer of financial services to consumers and small businesses, and operates as a savings and loan holding company. It owns two federal savings associations, as well as numerous non-bank subsidiaries. As of year-end 2004, WaMu and its subsidiaries had assets of approximately $307.9 billion. WaMu has three operating segments: the Retail Banking and Financial Services Group, the Mortgage Banking Group and the Commercial Group. Both the Retail Banking and Financial Services Group and the Mortgage Banking Group are consumer-oriented while the Commercial Group serves commercial customers. WaMu serves 11.7 million consumer households through multiple distribution channels, including 1,939 retail banking stores, 478 lending stores and centers, 3,350 automated teller machines (ATMs), correspondent lenders, telephone call centers and online banking.

- WAMU Irvine is located in the Airport submarket of the Orange County Office market. The city of Irvine is located in the south/central portion of Orange County, approximately 40 miles southeast of downtown Los Angeles, and six miles inland from the Pacific Ocean. The Airport Area office market of Orange County consists of 35.9 million SF, 46% of the total rentable area in Orange County. The Airport Area continued to perform well as the overall vacancy rate fell to 12.7% for 4th Quarter 2004 per REIS report compared to 12.8% and 16.2% for Orange County and the US respectively for the same period. With only 477,600 SF of new office inventory projected to be added over the next five years, and net projected absorption of 757,000 SF, the Airport submarket is expected to perform well in the near term.

- Irvine is located in the heart of Orange County, LA. Orange County's population of 2.98 million makes up roughly 8.1% of California's total population. By 2008, the county's population is projected to reach 3.22 million. The county is one of California's major employment centers, with 10% of the state's total workforce in the county. Orange County's unemployment rate has been lower than the state and national levels, and typically below 4.0%. As of September 2004, the Bureau of Labor Statistics reported Orange County's unemployment rate at 3.7%, below California's average of 6.5% and the national average of 5.4%.

- The sponsor for the WAMU Irvine Mortgage Loan is Maguire Properties, L.P., one of the leading owners, operators, managers and developers of institutional-quality office properties in the United States. Maguire Properties is organized as a REIT, with a total market capitalization of $1.09 billion as of April 27, 2005, and is rated BB by Standard & Poor's with a stable outlook. Since founding Maguire Partners in 1965, Robert F. Maguire and the Maguire organization have developed a series of landmark, large-scale Class A office properties and high quality master planned, mixed-use suburban campuses. Most projects were developed in joint ventures with corporations such as IBM, Wells Fargo Bank and Southern California Gas Company. Maguire Properties, L.P. has $46 million of equity in this transaction.

- WAMU Irvine is managed by a sponsor related entity. Maguire Properties, L.P. currently owns or manages over 10 million SF of prime office space, retail environments, hotel properties and parking facilities. Their portfolio totals over 10 million SF in Southern California comprised of nine office buildings with approximately 7.1 million net rentable SF, a 266,000 SF - 350 room hotel, and parking garages and lots totaling 3.3 million SF and 10,814 parking spaces. In addition, they own three trophy office buildings with an aggregate of two million SF located in Austin, TX, Phoenix, AZ and Denver, CO.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                         WASHINGTON MUTUAL IRVINE CAMPUS

BUILDING INFORMATION TABLE

      BUILDING        ADDRESS                         YEAR BUILT        FLOORS          LEASE EXP           NRA (SF)
      --------        -------                         ----------        ------          ---------           --------
         A            17875 Von Karman Avenue            1989              4            11/21/2011          120,560
         B            17877 Von Karman Avenue            1989              5            11/21/2014          147,520
         C            17872 Gillette Avenue              2004              4            11/21/2009           83,370
         D            17838 Gillette Avenue              2000              2            11/21/2007           54,350
-----------------------------------------------------------------------------------------------------------------------
 Total Office Space                                                                                         405,800

LEASE ROLLOVER SCHEDULE ((1),(2))

                                                                                            % OF TOTAL BASE    CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES      TOTAL RENTAL
 YEAR             ROLLING       PER SF ROLLING (2)      ROLLING (2)      OF SF ROLLING (2)      ROLLING        REVENUES ROLLING
 2007                1               $ 20.40               13.4%              13.4%              13.4%               13.4%
 2009                1               $ 20.40               20.5%              33.9%              20.5%               33.9%
 2011                1               $ 20.40               29.7%              63.6%              29.7%               63.6%
 2014                1               $ 20.40               36.4%             100.0%              36.4%              100.0%
Vacant             N/A                   N/A                0.0%             100.0%               N/A                 N/A

(1)  Data based on rent roll dated 11/11/2004.

(2)  Based on the Subject's net rentable office space of 405,800 SF.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO


                         [PLACEHOLDER AND PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $85,700,000 (2)

FIRST PAYMENT DATE:                       April 11, 2005

MORTGAGE INTEREST RATE:                   5.4300% per annum

AMORTIZATION TERM:                        36 months interest only, 360 months
                                          amortization schedule thereafter.

MATURITY DATE:                            March 11, 2015

MATURITY BALANCE:                         $76,558,850 (3)

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:
(PAYMENTS)                                Lockout/Defeasance: 117
Open: 3

LOAN PER SF (1):                          $127

UPFRONT RESERVES:                         Rumba Reserve (4)             $500,000

                                          IIT Reserve (5)               $900,000

                                          TI/LC Reserve (6)             $200,000

ONGOING RESERVES - MONTHLY:               Tax and Insurance Reserve     Yes

                                          TI/LC Reserve (6)             $58,333

                                          Replacement Reserve (7)       5,900

LOCKBOX:                                  Modified

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Crossed Portfolio

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        CBD

LOCATION:                                 Chicago, IL

YEAR BUILT/RENOVATED:                     Please refer to the Portfolio Information Table.

SQUARE FEET (8):                          676,029

OCCUPANCY AT U/W (9):                     96%

OWNERSHIP INTEREST:                       Fee

                                                             % OF
                                                             TOTAL     LEASE
   MAJOR TENANTS                          NRSF               NRSF      EXPIRATION
Illinois Institute of Technology          44,175             6.5%      8/31/2007
Bally Total Fitness                       30,268             4.5%      9/30/2009
Fayette Productions, Inc.                 27,182             4.0%      6/30/2014

PROPERTY MANAGEMENT:                      Spectrum Real Estate Properties, Inc.

APPRAISED VALUE:                          $115,270,000

CUT-OFF DATE LTV RATIO (1):               74.3%

MATURITY LTV RATIO:                       66.4%

                                              U/W               2004
NET OPERATING INCOME:                     $ 8,316,200        $ 7,558,339
NET CASH FLOW:                            $ 7,521,020
DSCR:                                           1.30x

(1)  Based on a May 2005 Cut-off Date.

(2) This is the combined original principal balance and cut-off date principal balance of the six mortgage loans comprising the Spectrum Portfolio: SP - 311 West Superior ("311 Superior") Loan ($9,915,000), SP - 350 North LaSalle ("350 LaSalle") Loan ($17,250,000), SP - 400 West Erie ("400 Erie") Loan ($9,535,000), SP - 414 North Orleans ("414 Orleans") Loan ($23,130,000), SP - 750 North Orleans ("750 Orleans") Loan ($7,670,000) and
     SP - 820 North Orleans ("820 Orleans") Loan ($18,200,000). These six mortgage loans are cross-defaulted and cross-collateralized.

(3)  This is the combined maturity balance of the six mortgage loans.

(4) At closing, the borrower under the 414 Orleans Loan was required to deposit $500,000 into the Rumba Reserve for the Cafe Rumba tenant at the 414 Orleans Property. Funds in the Rumba Reserve are available for disbursement to the borrower upon either (i) evidence that Cafe Rumba has made timely payment over a six month period and the tenant's Chapter 11 reorganization plan being fully confirmed, or (ii) Cafe Rumba's lease being replaced with a new Approved Lease with a tenant which is in occupancy, paying rent, open for business and the subject of an approved estoppel and, if required, subordination, non-disturbance and attornment agreement.

(5) At closing, the borrower under the 350 LaSalle Loan was required to deposit $900,000 into the IIT Reserve relative to one of the tenants at the 350 LaSalle Property (the Illinois Institute of Technology). The Borrower shall be entitled to a monthly disbursement from the IIT Reserve commencing on April 1, 2005 in the amount of $31,034.

(6) At closing, each borrower was required to make an initial deposit into the TI/LC Reserve in the following amounts: 311 Superior Loan ($33,333), 350 LaSalle Loan ($33,333), 400 Erie Loan ($33,333), 414 Orleans Loan ($33,333), 750 Orleans Loan ($33,333), and 820 Orleans Loan ($33,333). Each
     borrower is also required to make monthly deposits in the amount of $9,722 into the respective TI/LC Reserve, which is $1.04 PSF annually across the portfolio. If the aggregate balance of all six TI/LC Reserves reaches or exceeds $1,000,000, then each borrower's obligation to make monthly deposits is suspended. The TI/LC Reserve amount is determined on an aggregate basis and disbursements from the TI/LC Reserves may be undertaken for tenant improvement and leasing commissions on any of the Spectrum Portfolio Properties.

(7) Annual on-going Replacement Reserve for total portfolio is $0.10 PSF and is capped at $200,000.

(8) The Collateral is comprised of 676,029 SF of office space and 26,682 SF of storage space.

(9)  Occupancy at U/W is based on the February 1, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO

                              PORTFOLIO INFORMATION

                                   YEAR                                          ALLOCATED CUT-OFF
PROPERTY NAME                 BUILT/RENOVATED         NRSF (1)       OCCUPANCY      LOAN BALANCE      APPRAISAL VALUE
-------------                 ---------------         --------       ---------      ------------      ---------------
414 North Orleans               1876 / 1987           176,042          100%         $ 23,130,000       $  30,000,000
820 North Orleans               1919 / 1998           152,569           98%         $ 18,200,000       $  23,900,000
350 North LaSalle                1989 / NA            121,153           93%         $ 17,250,000       $  25,000,000
311 West Superior               1901 / 1983            84,429          100%         $  9,915,000       $  13,000,000
400 West Erie                   1881 / 1986            69,690          100%         $  9,535,000       $  12,150,000
750 North Orleans               1915 / 2002            72,146           83%         $  7,670,000       $  11,220,000
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                676,029           96%         $ 87,500,000       $ 115,270,000

(1) Based on the Subject's Net Rentable office space.

                             TENANT INFORMATION (1)

                                                                                     % OF TOTAL
TENANT NAME                           PROPERTY NAME                NRSF (2)       PORTFOLIO NRSF (2)       LEASE EXPIRATION DATE
-----------                           -------------                --------       ------------------       ---------------------
Illinois Institute of Technology      350 North LaSalle             44,175               6.5%              8/31/2007
Bally Total Fitness                   820 North Orleans             30,268               4.5%              9/30/2009
Fayette Productions, Inc.             400 West Erie                 27,182               4.0%              6/30/2014
Landmark Education                    820 North Orleans             23,897               3.5%              1/31/2012
Mintel International Group, Ltd.      414 North Orleans             22,805               3.4%              12/31/2012
Cooking Hospitality Institute         820 North Orleans             20,134               3.0%              4/30/2019
Kurtis Productions                    400 West Erie                 12,146               1.8%              12/31/2009
David Green Organization, Inc.        750 North Orleans             12,000               1.8%              11/14/2013
RBC Mortgage                          414 North Orleans             11,825               1.7%              2/28/2010
Roundarch, Inc.                       350 North LaSalle             11,251               1.7%              9/30/2010
Schuler & Shook, Inc.                 750 North Orleans             11,811               1.7%              10/31/2011
Archideas, Inc.                       311 West Superior             10,978               1.6%              5/31/2011
Cafe Rumba                            414 North Orleans              9,262               1.4%              5/31/2012
Crowley                               350 North LaSalle              8,835               1.3%              4/3/2010
General Marketing Associations, Inc.  750 North Orleans              7,885               1.2%              5/31/2011
Exclusives for the Bride, Inc.        311 West Superior              6,664               1.0%              7/31/2009
Meta-4, Inc.                          311 West Superior              6,613               1.0%              10/31/2009
Celsis                                400 West Erie                  5,359               0.8%              10/31/2007

(1) Information presented is for the three largest tenants at each of the six mortgage real properties.
(2)  Based on the Subject's Net Rentable office space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO

                             ADDITIONAL INFORMATION

-    The Spectrum Portfolio is comprised of six cross - collateralized and cross
     - defaulted mortgage loans, with each loan secured by a single office property. The six properties have a total of 676,029 SF office space and are all located in the River North area of downtown Chicago, IL. The mortgaged properties are SP - 414 North Orleans, SP - 820 North Orleans, SP
     - 350 North LaSalle, SP - 311 West Superior, SP - 400 West Erie and SP - 750 North Orleans (collectively the "Subject") and all are located within a one mile radius.

- The Subject properties are located in the Chicago CBD's River North area. The boundaries for this area include Division Street (north), State Street
     (east), the north branch of the Chicago River (south), and Orleans Street
     (west). River North is one of six designated CBD submarkets within the downtown office market. Since its redevelopment and re-emergence in the market in the early 1980's, River North has become a center for fine art, furniture, specialty galleries and showrooms in Chicago.

- The River North area has established itself as a popular entertainment/restaurant district, and has long been known to attract tourists and local residents for its restaurants, nightlife and its proximity to the "Magnificent Mile", the stretch along Michigan Avenue from the Chicago River to Oak Street. The "Mile" is comprised of over 3.1 million SF of retail space, 460 stores, 275 restaurants, 51 hotels, 2 unique museums and a variety of sightseeing and entertainment attractions.

- SP - 414 North Orleans ("414 Orleans") consists of 176,042 SF of office space (with an additional 13,019 SF of storage space) and is 100% occupied by 52 tenants. SP - 820 North Orleans ("820 North Orleans") consists of 152,569 SF (with an additional 1,431 SF of storage space) and is currently 98% occupied by 21 tenants. SP - 350 North LaSalle property ("350 LaSalle") consists of 121,153 SF and is currently 93% leased to 15 tenants. SP - 311 West Superior property ("311 Superior") contains a total of 84,429 SF (with an additional 6,875 SF of storage) and is currently 100% leased to 29 tenants. SP - 400 West Erie property ("400 Erie") contains a total of 69,690 SF (with an additional 2,739 SF of storage space) and is currently 100% occupied by 13 tenants. SP - 750 North Orleans property ("750 Orleans") contains a total of 72,146 SF (with an additional 2,618 SF of storage space) and is currently 83% occupied by 14 tenants.

- The largest tenant in the portfolio, Illinois Institute of Technology (350 LaSalle; 44,175 SF; 6.5% of NRA; lease exp. 8/31/2007), is a private, Ph.D.-granting university with programs in engineering, science, psychology, architecture, business, design and law. Illinois Institute of Technology is currently in the seventh year of a ten-year lease that commenced in September 1997. The tenant is not required to make base rent payments and only pays its pro rata share of operating expenses (including insurance and utilities) and real estate taxes. The tenant's lease provides one five-year renewal option, at the current market rental rate with annual increases based upon CPI. The tenant has the right to terminate the lease upon 6 months prior written notice in the event the programs of the Institute of Design are not financially viable in the building and that the Institute of Design must either be closed or moved to another campus.

- Bally Total Fitness Corporation (NYSE: BFT), the second largest tenant, operates a 30,268 SF health club facility at the Subject. Bally Total Fitness (820 North Orleans; 30,268 SF; 4.5% of NRA; $11.73 PSF; lease exp. 9/30/2009) is the largest, and only nationwide, commercial operator of fitness centers, with approximately four million members and nearly 420 facilities located in 29 states, Canada, Asia and the Caribbean. Bally Total Fitness is currently in the seventh year of an eleven-year and 4-month lease that commenced in June 1998 and expires on September 30, 2009. The lease provides for $0.18 PSF annual increases. The tenant's lease provides one five-year renewal option at $12.63 SF gross (below market), exercisable with nine months prior written notice at a fixed rate. The tenant is required by its lease to provide 2 free memberships to every current and future tenant in the building.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO

                        ADDITIONAL INFORMATION CONTINUED

- Fayette Productions, Inc. (400 Erie; 27,182 SF; 4.0% of NRA; $19.71 SF; lease exp. 6/30/2014), the third largest tenant, (also known as Post Effects), is a post-production, interactive and special effects facility, headquartered at the Subject. Fayette Productions, Inc. is currently in the first year of a ten-year and 11-month lease that commenced in August 2004 and expires on June 30, 2014. This tenant has been at the property for over 15 years. The lease provides for $19.71 PSF, with 7.1% annual increases. The tenant also pays its pro rata share of operating expenses (including insurance and utilities) and real estate taxes over a base year stop
     (2003).

- The Subject's facilities are Class B facilities located in the River North office submarket with an overall average rental rate of $19.07 PSF. This is slightly below both the overall River North office submarket of $19.97 PSF, as well as the Subject's competitive peer group's average rental rate of $19.52 PSF. Most of the Subject's competitive peer group includes loft-style facilities, typically either renovated and converted from their original industrial warehousing utilizations or built in a newer loft-style design. Class B asking rents have increased at an average annual rate of 3.9% since 1995. The vacancy rate in the submarket as of November 15, 2004 was 15.3%, which is substantially higher than the portfolio's overall vacancy of approximately 4%. Furthermore, the competitive set has a vacancy of 7.8%, thus showing that the portfolio, which has an occupancy of 96%, is out performing its competitive peer group.

- The principals of the Borrower are Jerry Lasky and Murray Peretz. They have a combined net worth of over $66.6 million and liquidity of over $9.5 million. The properties are managed by a borrower-related entity, Spectrum Real Estate Properties.

- Since its inception in 1986, Spectrum Real Estate Properties has acquired/renovated 850,000 SF of office space and, in addition, completed Union Square, a 217-loft condo conversion in the River North section of Chicago. Construction work is handled by its affiliate, Merger Construction, which performed both project consulting and general contracting work. Spectrum has a successful track record in both renovating and leasing properties.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2           COLLATERAL AND STRUCTURAL TERM SHEET          MAY 6, 2005

                               SPECTRUM PORTFOLIO

LEASE ROLLOVER SCHEDULE ((1),(2))

                                                                                             % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR              ROLLING         PER SF ROLLING        ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
       MTM                 1               $ 11.05              0.1%             0.1%              0.1%                0.1%
      2005                13               $ 24.43              2.8%             2.9%              3.7%                3.8%
      2006                31               $ 21.70             11.5%            14.4%             13.5%               17.3%
      2007                28               $ 12.00             16.0%            30.3%             10.4%               27.7%
      2008                22               $ 21.27             10.2%            40.6%             11.8%               39.6%
      2009                22               $ 18.44             18.0%            58.5%             18.0%               57.6%
      2010                11               $ 18.87             10.1%            68.6%             10.4%               67.9%
      2011                 6               $ 24.24              5.8%            74.5%              7.7%               75.6%
      2012                 7               $ 19.78             10.0%            84.5%             10.8%               86.4%
      2013                 3               $ 23.94              2.3%            86.7%              3.0%               89.4%
      2014                 4               $ 19.98              6.7%            93.4%              7.2%               96.6%
GREATER THAN 2015          2               $ 20.88              3.0%            96.4%              3.4%              100.0%
     Vacant              N/A                   N/A              3.6%           100.0%              N/A                 N/A

(1)  Data based on rent roll dated 2/1/2005.
(2)  Based on the Subject's net rentable office space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                   65 BROADWAY


                         [PLACEHOLDER AND PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                   65 BROADWAY

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):   $75,000,000

  FIRST PAYMENT DATE:                   March 11, 2005

  MORTGAGE INTEREST RATE:               5.6200% per annum

AMORTIZATION TERM:                      24 months interest only, 348 months
                                        amortization schedule thereafter.

  MATURITY DATE:                        February 11, 2015

  MATURITY BALANCE:                     $65,179,250

  INTEREST CALCULATION:                 Actual/360

  CALL PROTECTION:
  (PAYMENTS)                            Lockout/Defeasance: 116
  Open: 4

  LOAN PER SF (1):                      $219

  UPFRONT RESERVES:                     Engineering Reserve (2)      $192,250

  ONGOING RESERVES - MONTHLY:           Tax and Insurance Reserve    Yes

                                        TI/LC Reserve                $21,392

                                        Replacement Reserve (3)      $14,262

  LOCKBOX:                              Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      CBD

LOCATION:                               New York, NY

YEAR BUILT/RENOVATED:                   1917/2003

SQUARE FEET:                            342,278

OCCUPANCY AT U/W (4):                   96%

OWNERSHIP INTEREST:                     Fee

                                                   % OF
                                                   TOTAL    LEASE
MAJOR TENANTS                            NRSF      NRSF     EXPIRATION
American Arbitration                    46,865     13.7%     12/31/2005
Nasdaq Stock Market, Inc.               31,160      9.1%     4/30/2011
Archipelago                             31,160      9.1%     4/30/2010
Media Technologies Center               31,160      9.1%     10/31/2012

PROPERTY MANAGEMENT:                    A.M. Property Holdings Corporation

APPRAISED VALUE:                        $94,000,000

CUT-OFF DATE LTV RATIO (1):             79.8%

MATURITY LTV RATIO:                     69.3%

                                                      T-12 ENDED
                                        U/W           11/30/2004    12/31/2003
Net Operating Income:                   $ 7,189,413   $ 6,969,059   $ 7,497,641
Net Cash Flow:                          $ 6,713,274
DSCR:                                         1.28x

(1)  Based on a May 2005 Cut-off Date.

(2) The Borrower was required, at closing, to deposit $192,250 into an Engineering Reserve for 125% of estimated repairs.

(3) The borrower will make monthly deposits in the amount of $14,262 into the Replacement Reserve for the first five (5) years of the loan. Thereafter, the borrower will make monthly deposits in the amount of $5,705.

(4)  Occupancy at U/W is based on the October 26, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                   65 BROADWAY

                             ADDITIONAL INFORMATION

  - 65 Broadway (the "Subject") is a 342,278 SF, 21-story, landmark, office building, constructed in 1917 and renovated in 2003. The Subject is located in New York City on the west side of Broadway between Exchange Alley and Rector Street in the Financial District submarket of the Downtown office market.

  - The Borrower acquired the Subject in August of 1998 as a substantially vacant building (10% occupied). The Borrower spent $10 million on extensive renovations to the Subject including new marble floors in the lobby, an overhaul of the elevator cabs and the mechanical systems, flat screen televisions in each elevator, the installation of fiber-optic wiring for high-speed Internet access and significant upgrades to the electrical systems. Following these renovations, the Borrower was able to lease-up the Subject to an occupancy level in excess of 90%.

  - The Subject is 96% occupied as of October 2004, to 37 tenants operating in a diverse set of industries. There are only four vacant suites, for a total of 14,820 SF (4.33% of NRA). Major tenants include: American Arbitration Association ("AAA") (46,865 SF; $29.04/SF; 14% of NRA; lease exp. 12/31/2005 and 12/31/2007), Nasdaq Stock Market, Inc. ("NASDAQ") (31,160
     SF; $43.60 PSF; 9.1% of NRA; lease exp. 4/30/2011), Archipelago (31,160 SF;
     9.1% of NRA; $31.68 PSF; lease exp. 4/30/2010) and Media Technologies Center (31,160 SF, 9.1% of NRA, $27.75 PSF; lease exp. 10/31/2012).
     In-place rental rates at the Subject average $30.66. All leases are modified gross with tenants paying their proportionate share of real estate taxes over their base year and their actual usage of electricity.

  - The Financial District is the largest sub-market within the Downtown office market, with 86 buildings containing 45.95 million square feet of leasable area (50.7% of the Downtown office market). As of the Third Quarter 2004, the submarket vacancy rate was 14.7% and average rent was $33.62 PSF. For Class "A" properties, the submarket's overall vacancy rate and average rental rate are 14.0% and $37.01 PSF, respectively. The Financial District is densely developed with high-rise office buildings of various ages, many with ground-floor retail.

  - American Arbitration Associaton, the largest tenant, occupies spaces under 5 leases, pays a rental rate below market ($29.04 PSF), and 23,385 SF expires in December 2005 and the remainder expires in December 2007. The lease expiring in December 2005 has one, five-year extension option at fair market rent. Founded in 1926, AAA is the largest arbitration firm in the nation with 35 offices in the U.S and one in Dublin, Ireland. NASDAQ (Symbol: NDAQ.OB), the second largest tenant, is the largest U.S. electronic stock market. The company provides its market participants with the ability to access, process, display and integrate orders and quotes in the Nasdaq Stock Market and other national stock exchanges. NASDAQ has a market capitalization of $1.14 billion as of April 28, 2005 and revenues of $540.4 million for the fiscal year ended December 31, 2004. NASDAQ has one, five year extension option with nine months notice at fair market rent.

  - Jeff Wasserman (8.63%), Meyer Chetrit (11.25%) and Rubin Schron (8.44%) are the carve-out guarantors and sponsors for the loan. All three guarantors have a combined net worth of approximately $1 billion and a liquidity of approximately $40.6 million. Each sponsor has a portfolio of real estate as follows: Jeff Wasserman (1,522,000 SF; 6 properties; $45.2 million), Meyer Chetrit (17,706,857 SF; 64 properties; $222 million) and Rubin Schron (38 properties; $716 million).

  - The property manager, A.M. Property Holdings Corporation, is owned and operated by Jeff Wasserman. A.M. Property Holdings Corporation has been leasing and operating properties for over 17 years. They currently manage six office buildings throughout Manhattan and Long Island, for a total of
     1.5 million SF. Jeff Wasserman started purchasing and developing real estate in 1985. He owns and operates three distinct real estate entities:
     AM Property Holding Corporation, The Media Technology Centers and J.P.J. Construction. The Media Technology Centers company operates executive suites. J.P.J. Construction company completed renovations on over 1.25 million SF of office space in the last several years.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                                   65 BROADWAY

LEASE ROLLOVER SCHEDULE (1)

                                                                                        % OF TOTAL BASE   CUMULATIVE % OF
                      # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
        YEAR            ROLLING      PER SF ROLLING       ROLLING       OF SF ROLLING       ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------
         MTM               2            $  24.00            0.3%             0.3%             0.2%               0.2%
        2005               6            $  30.52           10.4%            10.7%            10.8%              11.1%
        2006               6            $  31.09            8.1%            18.8%             8.6%              19.7%
        2007               5            $  29.22            7.9%            26.7%             7.9%              27.6%
        2008               5            $  27.93            4.0%            30.7%             3.8%              31.4%
        2009               5            $  28.74            4.3%            35.0%             4.2%              35.6%
        2010               7            $  33.02           24.9%            59.9%            28.0%              63.6%
        2011               2            $  41.95            9.7%            69.6%            13.9%              77.5%
        2012               4            $  28.72           14.1%            83.7%            13.8%              91.3%
        2013               2            $   7.57            4.1%            87.8%             1.0%              92.3%
        2014               1            $  27.00            2.7%            90.5%             2.5%              94.8%
  GREATER THAN 2015        1            $  29.27            5.2%            95.7%             5.2%             100.0%
       Vacant             N/A              N/A              4.3%           100.0%             N/A                N/A

(1)  Data based on rent roll dated 10/26/2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                          PENN'S LANDING HYATT REGENCY


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                          PENN'S LANDING HYATT REGENCY

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):   $45,000,000

  FIRST PAYMENT DATE:                   June 11, 2005

  MORTGAGE INTEREST RATE:               5.7500% per annum

AMORTIZATION TERM:                      23 months interest only, 300 months
                                        amortization schedule thereafter.

  MATURITY DATE:                        May 11, 2010

  INTEREST CALCULATION:                 Actual/360

  CALL PROTECTION:
  (PAYMENTS)                            Lockout/Defeasance: 56
  Open: 4

  LOAN PER UNIT (1):                    $130,058

  UPFRONT RESERVES:                     Engineering Reserve          $50,188

  ONGOING RESERVES - MONTHLY:           Tax and Insurance Reserve    Yes

                                        Ground Rent Reserve (2)      Yes

                                        FF&E Reserve (3)             4%

                                        Excess Cash Flow Reserve(4)  Springing

  LOCKBOX:                              Modified

  MEZZANINE                             $8,000,000


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Hotel

PROPERTY SUB-TYPE:                      Full-Service

LOCATION:                               Philadelphia, PA

YEAR BUILT/RENOVATED:                   2000 / 2003

ROOMS:                                  346

OCCUPANCY AT U/W:                       N/A

OWNERSHIP INTEREST:                     Leasehold

PROPERTY MANAGEMENT:                    Hyatt Corporation

APPRAISED VALUE:                        $66,000,000

CUT-OFF DATE LTV RATIO (1):             68.2%

MATURITY LTV RATIO:                     64.2%

                                                      T-12 ENDED
                                        U/W           2/28/2005     12/31/2003
NET OPERATING INCOME:                   $ 6,045,869   $ 6,212,124   $ 5,792,934
NET CASH FLOW:                          $ 5,043,559
DSCR:                                         1.48x

(1)  Based on a May 2005 Cut-off Date.

(2) The borrower is required to make monthly deposits equal to one-twelfth of the annual ground rent that lender estimates will be payable every year, into the Ground Rent Reserve.

(3) The borrower is required to maintain an FF&E Reserve with the manager of the Penn's Landing Hyatt Regency Property to be used for furniture, fixtures and equipment and is required to deposit therein the amounts required to be deposited under the hotel management agreement, which is a monthly amount equal to at least 4.0% of gross operating revenues. In the event that Hyatt Corporation is terminated as manager for the Penn's Landing Hyatt Regency Property, the borrower is required to commence making monthly deposits to the FF&E Reserve to be maintained by lender.

(4) The borrower is required, during a Cash Trap Period (as defined below), to deposit into a cash trap reserve all remaining cash flow from the Penn's Landing Hyatt Regency Property after application of gross revenues to amounts required to be paid to debt service and reserves on the Penn's Landing Hyatt Regency Loan, operating expenses and reserves under the Hotel Management Agreement and debt service under the Penn's Landing Hyatt Regency Mezzanine Loan. Amounts deposited by the borrower into the cash trap reserve are held as additional collateral for borrower's obligations. A "Cash Trap Period" commences when the debt service coverage ratio on a combined basis for the Penn's Landing Hyatt Regency Loan and the Penn's Landing Hyatt Regency Mezzanine Loan is less than 1.05x as of any calendar quarter and continues until such debt service coverage ratio is 1.10x for two (2) consecutive calendar quarters.

                              OPERATING PERFORMANCE

          YEAR            OCCUPANCY             ADR               REVPAR
          ----            ---------             ---               ------
          U/W              75.00%            $  131.00          $   98.25
        T-12 (1)           77.50%            $  129.50          $  100.40
          2003             70.37%            $  127.65          $   89.83
          2002             65.35%            $  143.57          $   93.82

(1)  Trailing twelve months ending March 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                          PENN'S LANDING HYATT REGENCY

                             ADDITIONAL INFORMATION

- Penn's Landing Hyatt Regency (the "Subject") is a four-diamond, full-service hotel with a 500-car parking structure, constructed in 2000, located along the Penn's Landing portion of the Delaware Riverfront in Philadelphia, Pennsylvania. The hotel is a 22-story tower containing 346 rooms with approximately 24,000 SF of meeting and function space, three food & beverage outlets and panoramic views of the Delaware River. The guestroom unit mix has 194 kings, 143 double/doubles, 7 VIP Suites, 5 Junior Suites and 1 Presidential Suite.

- Hotel amenities include concierge service, full-service restaurant, lounge, morning coffee bar, indoor swimming pool, fitness center, 24-hour business center, sundry shop, car rental desk, on-site parking with valet service, and additional business traveler services. Wireless internet access is available in the Lobby through the 4th floor. The Subject's guestrooms are larger than hotel rooms typically found in Philadelphia, at approximately 400 SF for king-size and double bed guestrooms, 400 SF for junior suites, 800 SF for VIP suites and 1,110 SF for the presidential suite. Amenities include cable television, two-line dial speaker-phones with data ports and voice mail capabilities, high-speed Internet access (Wireless arriving later in 2005), a large armoire, oversized three-fixture bathrooms, hair dryer and coffee maker. The Subject is the only luxury hotel located along the waterfront of the Delaware River, east of the downtown Philadelphia area.

- The Subject is located in the Penn's Landing neighborhood. The neighborhood extends for approximately ten blocks from South Street to Vine Street. Penn's Landing is a leisure-oriented destination that complements Independence National Historical Park. In 1967, the city began to redevelop the area's docks into a recreational park along the river with views. Walkways, an amphitheater, the World Sculpture Garden and trees were planted along the river. Current attractions on Penn's Landing include the "Gazela", a 177-foot-long square-rigged "tall ship", the Blue Cross River Rink, the Great Plaza, and the Independence Seaport Museum.

- The Subject's occupancy and RevPar for the trailing twelve month period ending March 2005 was 77.5% and $100.40, respectively. The occupancy and RevPar for the Subject's competitive set for the same period was 73.8% and $97.15, respectively, resulting in an occupancy and RevPar penetration for the Subject of 105% and 103.3%, respectively. Demand segmentation is approximately 50% meeting and group, 30% commercial and 20% leisure.

- An affiliate of the Borrower originally constructed the property during 2000, at a cost of approximately $72.5 million. The Subject is a leasehold interest with multiple ground leases among governmental, quasi-governmental agencies and the Borrower. Land owners are the Commonwealth of Pennsylvania (50%) and The City of Philadelphia (50%) with Penn's Landing Corporation
     (PLC) as Lessee (expiring April 30, 2075) and Penn's Landing Partners, LP, sub-lessee, expiring September 30, 2029, with two automatic renewal options for additional term of 45 years and 7 months.

- There is a 500-space parking garage that is operated under a separate agreement with Towne Park ("Towne"). Towne pays the Subject's borrower 40% of the net parking revenue, with an initial guaranteed minimum of $450,000 in Year 1, $475,000 in Year 2, and $500,000 in Year 3. Hyatt estimated that net parking revenue for 2004 was approximately $1.1 to $1.3 million.

- The Subject is owned by Penn's Landing Partners Project, LLC, an entity controlled by Daniel J. Keating, III, principal of The Keating Group, a private company founded in 1911 and based in Philadelphia. The Keating Group is one of the leading developers and construction companies within the Philadelphia metropolitan area. Daniel Keating, III is the carve-out guarantor and has a net worth of $89.6 million and a liquidity of $5.4 million.

- Hyatt Corporation manages the property. There are over 200 Hyatt Hotels and Resorts around the world that are managed by two separate companies, Hyatt Corporation and Hyatt Regency. Hyatt Corporation specializes in deluxe hotels with meeting facilities and special services for the business traveler and the leisure guest segment. Hyatt Regency hotels are Hyatt's core brand of hotels.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005














                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005


             YORKTOWN APARTMENTS AND BLUFFS OF BERKSHIRE APARTMENTS


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

             YORKTOWN APARTMENTS AND BLUFFS OF BERKSHIRE APARTMENTS

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):   $43,660,000 (2)

  FIRST PAYMENT DATE:                   January 11, 2005

  MORTGAGE INTEREST RATE:               5.3730% per annum

AMORTIZATION TERM:                      24 months interest only, 360 month
                                        amortization schedule thereafter

  MATURITY DATE:                        December 11, 2014

  INTEREST CALCULATION:                 Actual/360

  CALL PROTECTION:
  (PAYMENTS)                            Lockout/Defeasance: 114
  Open: 6

  LOAN PER UNIT (1):                    $46,103

  UPFRONT RESERVES:                     Capital Improvements and Repair Reserve (3) $283,000

  ONGOING RESERVES - MONTHLY:           Tax and Insurance            Yes

                                        Replacement Reserve (4)      $19,728

  LOCKBOX:                              Hard

  MEZZANINE (5):                        $1,760,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Crossed Portfolio

PROPERTY TYPE:                          Multifamily

PROPERTY SUB-TYPE:                      Conventional

LOCATION:                               Please refer to Portfolio Informational
                                        Table

YEAR BUILT/RENOVATED:                   Please refer to Portfolio Informational
                                        Table

ROOMS:                                  Please refer to Portfolio Informational
                                        Table

OCCUPANCY AT U/W (6):                   Please refer to Portfolio Informational
                                        Table

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    CNC Investments, Ltd., L.L.P.

APPRAISED VALUE:                        $54,700,000_____________________________

CUT-OFF DATE LTV RATIO (1):             79.8%___________________________________

MATURITY LTV RATIO:                     69.7%___________________________________

                                        ________________________________________

                                                      T-12 ENDED
                                        U/W           9/30/2004     12/31/2003
NET OPERATING INCOME:                   $ 3,896,637   $ 3,860,613   $ 4,343,114
NET CASH FLOW:                          $ 3,659,887
DSCR:                                         1.25x

(1)  Based on a May 2005 Cut-off Date.

(2) Combined balances are presented for two mortgage loans, Yorktown Apartments Mortgage Loan & Bluffs of Berkshire Apartments Mortgage Loan, and both mortgage loans are cross-defaulted and cross-collateralized.

(3) At closing, the borrower under the Yorktown Loan was required to deposit $230,000 into a Capital Improvements and Repair Reserve to fund on-going and future capital improvements at the Yorktown Property. At closing, the borrower under the Bluffs Loan was required to deposit $53,000 into a capital improvements and repair reserve. Of the initial amount deposited, $13,000 is to be used to fund immediate repairs at the Bluffs Property. The remaining funds are to be used for future capital improvements to the Bluffs Property.

(4) The borrower under each mortgage loan is required to make monthly payments into a replacement reserve to fund ongoing repairs and future capital improvements in the following amounts: Yorktown Loan, $11,770 and Bluffs Loan, $7,958, corresponding to an annual amount of $250/Unit.

(5)  Bluffs of Berkshire Apartments has $1,760,000 of mezzanine debt.

(6)  Occupancy at U/W is based on the January 18, 2005 rent rolls.

                              PORTFOLIO INFORMATION

                                 YEAR BUILT/                                        ORIGINAL LOAN
        PROPERTY NAME            RENOVATED      LOCATION      UNITS    OCCUPANCY       BALANCE       APPRAISED VALUE
        -------------            -----------   -----------    -----    ---------       -------       ---------------
Yorktown Apartments              1973/ 1998    Houston, TX     565        88%       $  29,100,100     $  36,500,000
Bluffs of Berkshire Apartments    1996/ NA     Austin, TX      382        90%       $  14,560,000     $  18,200,000
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                         947        89%       $  43,660,000     $  54,700,000

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

             YORKTOWN APARTMENTS AND BLUFFS OF BERKSHIRE APARTMENTS

                             ADDITIONAL INFORMATION

- The Yorktown Apartments (the "Yorktown") and Bluffs of Berkshire Apartments (the "Berkshire") Mortgage Loans are cross-collateralized and cross-defaulted.

     - The Yorktown is a 565-unit, Class B, garden-style apartment complex in Houston, Texas. The property consists of 24, two and three-story buildings constructed in 1973 and renovated in 1998. The unit mix includes 62 studios, 327 one-bedroom, 158 two-bedroom and 18 three-bedroom units. The Subject occupancy was 88% as of January 18, 2005.

          - Yorktown amenities include two swimming pools, two clubhouses, two tennis courts, a conference room, a business center, a picnic area with a grill, fitness center, a sand volleyball court, on-site laundry facilities, underground parking and controlled access gates. Unit amenities include marble countertops in the bathrooms, bookshelves, ceiling fans, garbage disposal, refrigerators, mini-blinds, outside storage, patios or balconies, fireplaces and microwaves.

          - The property is located approximately eight miles west of Austin's Central Business District. The Subject's neighborhood was primarily built between 1960 and 1980 and is situated in close proximity to I-610 (Loop Freeway), I-10 and US 59. The neighborhood is comprised of approximately 20% multifamily housing with commercial uses including retail and office. The property's location is highly accessible and is located less than half a mile from Houston's popular shopping and tourist destination, The Galleria Mall, which is the fifth largest mall in the nation. Population growth between 2004 and 2009 in a one, three and five mile radius of the Subject is 1.25%, 1.45% and 1.24%, respectively.

          - Average monthly rents at the Subject are $577 for studio units, $661 for one-bedroom units, $966 for two-bedroom units and $1,116 for three-bedroom units. According to the Appraiser, the average market rent in the Houston market is $0.79 PSF unit which is below the Subject's average in place rent of $0.89 PSF. The existing apartment inventory in the Houston market totaled 518,756 units as of the second quarter of 2004. The reported market vacancy was 10.5%.

- The Berkshire is a 382-unit, Class B+, garden-style apartment complex, in Austin, Texas. The Subject consists of 23, three-story buildings and was constructed in 1996. The unit mix includes 27 studios, 243 one-bedroom and 112 two-bedroom units. The property occupancy was 90.0% as of January 18, 2005.

          - Berkshire amenities include a pool, Jacuzzi, clubhouse, fitness center, business center, laundry facility, access gates and a picnic area with barbecue grills. Unit amenities include ceiling fans, mini-blinds, outside storage, refrigerators with icemakers, washer/dryer in all units and large decks in select units.

          - The Subject is located approximately seven miles south of Austin's Central Business District. The property's neighborhood was primarily built between 1980 and 2000, and is in close proximity to Austin Bergstrom International Airport as well as the University of Texas at Austin campus. Berkshire is located in a mature residential area with several commercial businesses including restaurants, banks, automobile service centers and anchored and non-anchored shopping centers. The local area is easily accessible to employment centers, cultural amenities, entertainment venues and other areas of Austin due to its proximity to regional highways.

          - Average Rents at the Subject are $481 for studio units, $572 for one-bedroom units and $747 for two-bedroom units. According to the Appraiser, the average market rent in Austin is $0.80 PSF, which is in-line with the subject's average rent of $617 per unit, or $0.81 PSF. The existing apartment inventory in the Austin market totaled 121,598 units as of June 2004. The reported market vacancy was 9.7%.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

             YORKTOWN APARTMENTS AND BLUFFS OF BERKSHIRE APARTMENTS

                        ADDITIONAL INFORMATION CONTINUED

- The Sponsor is Chowdary Yalamanchili, a repeat Borrower of Column Financial, Inc. Mr. Yalamanchili is president and owner of CNC Investments, Inc., the company responsible for rehabilitating, managing, and leasing the mortgaged properties. Mr. Yalamanchili has a basis of approximately $6.5 million in this transaction and intends to spend approximately $230,000 ($407/Unit) on Yorktown and $53,000 ($139/Unit) on Berkshire in capital improvements and money for this has been escrowed. CNC has been in business for nearly 25 years and currently manages approximately 28,000 units in six states.

- CNC Investments, Ltd., L.L.P. ("CNC") offers complete real estate services including consulting, organizing partnership and joint ventures, managing homeowner associations, turn-key efficient management, rehabilitation, investment analysis and financing arrangement. The personnel at CNC are capable of handling any kind of maintenance or rehab situation at a very efficient cost. CNC manages over 28,000 multifamily units in Texas, Florida, Georgia, Oklahoma, New Mexico and Arizona. CNC manages over 20,000 units in Texas, of which 11,200 units are in Houston where CNC is headquartered.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           INDIGO ON FOREST APARTMENTS


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           INDIGO ON FOREST APARTMENTS

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):    $37,000,000

  FIRST PAYMENT DATE:                    January 11, 2005

  MORTGAGE INTEREST RATE:                5.2640% per annum

AMORTIZATION TERM:                       24 months interest only, 360 month
                                         amortization schedule thereafter

  MATURITY DATE:                         December 11, 2011

  INTEREST CALCULATION:                  Actual/360

  CALL PROTECTION:
  (PAYMENTS)                             Lockout/Defeasance: 78
  Open: 6

  LOAN PER UNIT (1):                     $30,403

  UPFRONT RESERVES:                      Engineering Reserve (2)     $785,000

  ONGOING RESERVES - MONTHLY:            Tax and Insurance Reserve   Yes

                                         Replacement Reserve         $25,354

  LOCKBOX:                               Hard

  MEZZANINE (3):                         $3,750,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Multifamily

PROPERTY SUB-TYPE:                       Conventional

LOCATION:                                Dallas, Texas

YEAR BUILT/RENOVATED:                    1984/ 1996

ROOMS:                                   1,217

OCCUPANCY AT U/W (4):                    89%

OWNERSHIP INTEREST:                      Fee

PROPERTY MANAGEMENT:                     CNC Investments, Ltd., L.L.P.

APPRAISED VALUE:                          $47,500,000

CUT-OFF DATE LTV RATIO (1):               77.9%

MATURITY LTV RATIO:                       72.1%

                                                      T-12 ENDED
                                      U/W             9/30/2004      12/31/2003
NET OPERATING INCOME:                 $ 3,498,870     $ 3,474,773    $ 3,874,065
NET CASH FLOW:                        $ 3,194,620
DSCR:                                       1.30x

(1)  Based on a May 2005 Cut-off Date.

(2) At closing, the borrower under the Indigo on Forest Apartments Loan was required to deposit $785,000 into an Engineering Reserve to fund immediate repairs and future capital improvements at the Property. Of the initial amount deposited, $67,500 is to be used to fund immediate repairs at the Property with the remaining funds to be used for future capital improvements to the Property.

(3)  Indigo on Forest Apartments has $3,750,000 of mezzanine debt.

(4)  Occupancy at U/W is based on the January 20, 2005 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           INDIGO ON FOREST APARTMENTS

                             ADDITIONAL INFORMATION

     - Indigo on Forest Apartments (the "Subject"or the "Property") is a 1,217 unit, Class-B, multifamily complex located in Dallas, Texas. The property consists of 134 two-story buildings constructed in 1984. The Property unit mix is comprised of 743 one-bedroom units and 474 two-bedroom units. The Subject was 89% occupied as of January 20, 2005.

     - The Subject is situated on a 43 acre site located approximately fifteen miles north of the Dallas CBD and 25 miles east of the Dallas/Fort Worth International Airport. The Property is located approximately one mile north of I-635 (the LBJ Freeway) and four miles east of the North Central Expressway (US 75). The neighborhood is primarily residential with a high concentration of office, retail and commercial development due to its proximity of major regional highways. Commercial uses consist primarily of retail shopping centers, restaurants and schools.

     - Property amenities include 16 swimming pools, four hot tubs, five lighted tennis courts, a fitness center, a racquetball court, a clubhouse, eight laundry facilities and controlled access gates. Interior amenities include washer/dryer connections, frost-free refrigerators with icemakers, patios or balconies, ceiling fans, fireplaces in select units and French doors.

     - At closing, the Borrower was required to deposit $785,000 into a capital improvements and repair reserve to fund on-going and and future capital improvements at the Subject such as staircase repairs, wood replacement, sidewalks, fence repairs, pool resurfacing and other miscellaneous items. The Borrower is required to complete the renovations within 18 months of closing.

     - Average rents at the Subject are $475 for one-bedroom units and $643 for two-bedroom units. The average market rent in the Far-Northeast Dallas submarket is $0.73 PSF, which is higher than the Subject's average of $0.68 PSF. The existing apartment inventory in the submarket totaled 11,439 as of June 2004 with no expected apartment completions in the following 12 months.

     - The Dallas segment of the Dallas/Fort Worth market reported an existing inventory of 393,521 apartment units as of the 2nd quarter of 2004. The market reported a vacancy of 9.8% as of the 2nd quarter 2004, which is projected to decline slightly to 9.4% as of the 2nd quarter 2005 with absorption slightly outpacing new completions.

     - According to Claritas, Inc., the population in a 1, 3 and 5-mile radius of the Subject is 32,628, 180,398 and 413,666, respectively. The population is projected to grow by approximately 4% to 5% in the Subject's neighborhood by 2009. Average household income in a 1, 3 and 5-mile radius of the Subject is $46,983, $59,693 and $67,567, respectively.

     - The Sponsor is Chowdary Yalamanchili, a repeat Borrower of Column Financial. Mr. Yalamanchili is president and owner of CNC Investments, Inc., the company responsible for rehabilitating, managing, and leasing the Property. Mr Yalamanchili has a basis of approximately $6.1 million in this transaction and intends to spend approximately $785,000 ($645/Unit) on capital improvements. CNC has been in business for nearly 25 years and currently manages approximately 28,000 units in six states.

     - CNC Investments, Ltd., L.L.P. ("CNC") offers complete real estate services including consulting, organizing partnership and joint ventures, managing homeowner associations, turn-key efficient management, rehabilitation, investment analysis and financing arrangement. The personnel at CNC are capable of handling any kind of maintenance or rehab situation at a very efficient cost. CNC manages over 28,000 multifamily units in Texas, Florida, Georgia, Oklahoma, New Mexico and Arizona. CNC manages over 20,000 units in Texas, of which 11,200 units are in Houston where CNC is headquartered.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005












                     [THIS PAGE INTENTIONALLY LEFT BLANK]

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           THE RESERVE AT PARK CENTRAL


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           THE RESERVE AT PARK CENTRAL

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):    $35,000,000

  FIRST PAYMENT DATE:                    February 11, 2005

  MORTGAGE INTEREST RATE:                5.1200% per annum

AMORTIZATION TERM:                       60 months interest only, 360 month
                                         amortization schedule thereafter.

  MATURITY DATE:                         February 11, 2015

  MATURITY BALANCE:                      $32,287,218

  INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:
(PAYMENTS)                               Lockout/Defeasance: 118
                                         Open: 3

  LOAN PER UNIT:                         $71,429

  UPFRONT RESERVES:                      Engineering Reserve (2)
                                         $61,063

                                         Environmental Reserve (3)   $5,000

                                         Termite Reserve (4)         $7,500

  ONGOING RESERVES - MONTHLY:            Tax Reserve                 Yes

                                         Replacement Reserve         8,167

  LOCKBOX:                               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Multifamily

PROPERTY SUB-TYPE:                       Conventional

LOCATION:                                Dallas, TX

YEAR BUILT/RENOVATED:                    1999/NA

UNITS:                                   490

OCCUPANCY AT U/W (5):                    90%

OWNERSHIP INTEREST:                      Fee

PROPERTY MANAGEMENT:                     JPI Management Services, L.P.

APPRAISED VALUE:                         $45,700,000

CUT-OFF DATE LTV RATIO (1):              76.6%

MATURITY LTV RATIO:                      70.7%

                                         U/W             T-12 ENDED
                                                         11/30/2004     12/31/2003
NET OPERATING INCOME:                    $ 2,927,521     $ 2,506,371    $ 3,023,275
NET CASH FLOW:                           $ 2,829,521
DSCR:                                          1.24x

(1)  Based on a May 2005 Cut-off Date.

(2) The Borrower was required, at closing, to deposit $61,063 into an Engineering Reserve.

(3) At closing, the borrower was required to deposit $5,000 into an Environmental Reserve for closure of on-site monitoring wells that are not in use.

(4) At closing, the borrower was required to deposit $7,500 into a Termite Reserve. Remediation work has been completed.

(5)  Occupancy at U/W is based on the December 10, 2004 rent roll.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                           THE RESERVE AT PARK CENTRAL

                             ADDITIONAL INFORMATION

     - The Reserve at Park Central (the "Subject") is a 490 unit, Class A, multifamily complex located at the intersection of Coit Road and Forest Lane in Dallas, Texas, approximately 15 miles north of downtown Dallas. The Subject was completed in 2000 and was 90% occupied, as of December 10, 2004.

     - Amenities at the Subject include two clubhouse buildings, two swimming pools, a fitness center, Jacuzzi, sauna, hot tub, storage units, clothes care center, two laundry rooms, open and garage parking and gated access. The clubhouses contain the leasing and management office, a media/theater room, a game room and a kitchen.

     - The collateral is comprised of 36, three and four-story buildings that contain 10 studios, 236 one-bedroom, 199 two-bedroom and 45 three-bedroom units. The Subject also has 13,608 SF of ground floor retail space. The Subject has three sections that include the retail section, the mid-rise section and the townhouse section. The retail space is 100% occupied by four tenants ranging from 1,087 SF to 6,921 SF.

     - Unit amenities include a balcony or patio, gas fireplaces, washer/dryer connections, crown moldings, mini blinds, ceiling fans, large closets, recessed lighting and a white-on-white appliance package. The average unit size is approximately 1,020 SF.

     - Located close to the North Central Expressway, the Subject has great access to downtown as well as other employment centers throughout the metropolitan area. The Subject's neighborhood is 95% developed and there are many high-end residential areas surrounding the Subject, which allows the Subject to attract higher quality tenants. The Subject neighborhood is comprised of office buildings, upscale retail and the Medical City of Dallas hospital.

     - Average rents at the Subject are $776 for one-bedroom units, $1,139 for two-bedroom units and $1,373 for three-bedroom units. According to the Reis market report as of third quarter 2004, asking rental rates in the market range from $555 to $1,994 per month with an average of $899 per month. After factoring in concessions, the average rate was $807 per month. The average asking rental rate for apartments constructed after 1994 was $1,356 per month. The vacancy rate in the sub-market at the end of September 2004 was 9.6%, but properties constructed after 1994 had a lower vacancy rate of 7.5%.

     - The population of Dallas increased by 23.4% from 1990 to 2003. As development continues north, commuting times to employment centers in the central section of the region increase. This will benefit the Subject due to its shorter commuting times to major employment centers. In November 2004 the Dallas unemployment rate was 5.6%, a decrease from the 6.5% unemployment rate in November 2003.

     - Jefferson at Park Central, L.P., the Borrowing entity, is owned by JPI Lifestyle Apartment Communities, LP. GE Capital (Moody's: Aaa, S&P:
          AAA) owns 50% of the indirect ownership in the Borrower. The other 50% is owned by four high net worth individuals. JPI Lifestyle Apartment Communities, LP reports a net worth of $390 million with liquidity of $41.7 million. The Borrower has a basis of approximately $9.9 million in this transaction.

     - An affiliated company, JPI Management Services, L.P., manages the Subject. JPI is an experienced, fully integrated real estate firm that specializes in the acquisition, development, construction and management of residential communities. JPI operates in markets throughout the United States and is one of the country's top developers of residential real estate. JPI has provided real estate management services for more than 15 years and currently manage in excess of 60 properties that contain approximately 20,000 units. Additionally, JPI has been ranked number one in the industry by CEL & Associates, Inc., for resident and lender satisfaction.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005












                     [THIS PAGE INTENTIONALLY LEFT BLANK]

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                              MANHATTAN TOWN CENTER


                         [PLACEHOLDER FOR PHOTO AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                              MANHATTAN TOWN CENTER

                                LOAN INFORMATION

  CUT-OFF DATE PRINCIPAL BALANCE (1):    $32,932,513

  FIRST PAYMENT DATE:                    April 11, 2005

  MORTGAGE INTEREST RATE:                5.4900% per annum

  AMORTIZATION TERM:                     360 months

  ANTICIPATED REPAYMENT DATE:            March 11, 2015

  MATURITY DATE:                         March 11, 2035

  MATURITY BALANCE:                      $27,559,825

  INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:
(PAYMENTS)                               Lockout/Defeasance: 116
  Open: 4

  LOAN PER SF (1):                       $103

  UPFRONT RESERVES:                      Engineering Reserve (2)       $88,006

                                         TI/LC Reserve (3)             $3,858,233

  ONGOING RESERVES - MONTHLY:            Tax and Insurance Reserve     Yes

                                         Replacement Reserve           $5,347

                                         TI/LC Reserve (4)             $14,500

                                         Ground Rent Reserve (5)       Yes

  LOCKBOX:                               Hard

                              PROPERTY INFORMATION

  SINGLE ASSET/PORTFOLIO:                Single Asset

  PROPERTY TYPE:                         Retail

  PROPERTY SUB-TYPE:                     Anchored

  LOCATION:                              Manhattan, KS

  YEAR BUILT/RENOVATED:                  1987/1990

  SQUARE FEET:                           320,832

  OCCUPANCY AT U/W (6):                  89%

  OWNERSHIP INTEREST:                    Leasehold

  _____________________________________% OF       ______________
  _____________________________________TOTAL      LEASE
  MAJOR TENANTS             NRSF       NRSF       EXPIRATION
  Dillards (7)              73,000     N/A        N/A
  Sears                     72,292     22.5%      6/10/2010
  JC Penney                 49,691     15.5%      10/31/2007

  PROPERTY MANAGEMENT:    Urban Retail Properties Co.

  APPRAISED VALUE:        $45,700,000

              CUT-OFF DATE LTV RATIO (1):  72.1%

              MATURITY LTV RATIO:          60.3%

                                      U/W            12/31/2004      12/31/2003
NET OPERATING INCOME:                 $ 3,130,448     $ 3,300,093    3,131,768
NET CASH FLOW:                        $ 2,884,409
  DSCR:                                     1.28x

(1)  Based on a May 2005 Cut-off Date.

(2) The Borrower was required, at closing, to deposit $88,006 into an Engineering Reserve.

(3) On the closing date, the borrower deposited $3,858,233 to be disbursed to the borrower as certain identified tenants or comparable replacement tenants commence occupancy.

(4) The borrower is required to make monthly deposits in the amount of $14,500 into the TI/LC Reserve until the TI/LC Reserve equals $348,000.

(5) The borrower is required to make monthly deposits for the payment of ground rent.

(6)  Occupancy at U/W is based on the December 31, 2004 rent roll.

(7)  Dillard's is anchor-owned and not part of the collateral.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                              MANHATTAN TOWN CENTER

                             ADDITIONAL INFORMATION

- Manhattan Town Center (the "Subject") is a 393,832 square foot enclosed regional mall anchored by Dillard's (Shadow Anchor), Sears and JC Penney located in Manhattan, Kansas. Dillard's is not part of our collateral, with the net rentable area for the collateral being 320,832 SF. The Subject was 89% occupied as of December 31, 2004.

- The Subject, situated on 39.7 acres, was originally constructed in 1987 and remodeled in 1990, including the addition of a new Sears Store. The mall was originally built by Forest City Enterprises who leased the ground from the city of Manhattan under a ground lease that extends through 2083. Since the Borrower acquired the Subject in June 2004, the occupancy has increased from 83% to 89% in December 2004.

- The Subject is shadow anchored by Dillard's (73,000 SF) and anchored by Sears (72,292 SF; lease exp. 6/10/10) and JC Penney (49,691 SF; 10/31/07).
     Dillard's is subject to a reciprocal operating agreement that expires December 2083. Sears reported $12.6 million in sales in 2003 ($174.63 PSF) and $12.3 million in sales ($170.23 PSF) for an occupancy cost of 5.5% for the trailing 12 months ending November 2004. JC Penney reported $9.3 million in sales in 2003 ($186.25 PSF) and $9.6 million in sales ($193.84
     PSF) for an occupancy cost of 2.3% for the trailing 12 months ending November 2004.

- The Subject features approximately 70 in-line stores including notable national retailers such as Hollister, Victoria's Secret, Kay Jewelers, The Gap, Bath & Body Works, Christopher & Banks, The Buckle, Pacific Sunwear and Journey's. The Subject offers several dining options including two sit-down restaurants, Applebee's and Carlos O'Kelleys Mexican Cafe. Food court tenants include Sbarro's, Subway, Thai House, Vista and Cajun Cafe Grill.

- The average in-line rent for the Subject is $32.76 PSF as of December 2004 after accounting for total tenant costs. Comparable in-line store sales have increased each year since 2001 when sales averaged $248 per square foot to average sales of $280 per square foot in 2004. Occupancy costs for mall stores containing less than 10,000 square feet was 11.7% in 2004.

- The Subject is located in Riley County, approximately 100 miles west of Kansas City, Kansas. The Subject is the only regional mall within a 45-mile radius and benefits from its proximity to two large demand generators, Kansas State University and Fort Riley. Kansas State University has a current enrollment of 23,000 students and is located approximately three miles from the Subject. Fort Riley serves more than 47,000 soldiers, family members, retirees, and Department of Army civilians.

- The Appraiser concluded that the mall's primary trade area encompasses a twenty-mile radius, which had a 2004 population of 97,565 residents in 36,090 households with an average household income of $49,317. The 2004 estimated median value of an owner-occupied home was $95,028. Within a ten-mile radius of the subject mall, the 2004 population was 54,681 residents in 21,309 households with an average household income of $49,332. The population in this radius increased 0.9% from 1990 to 2004. Population numbers do not include persons at Kansas State University or at Fort Riley infantry base.

- The Manhattan Town Center is owned entirely by MTC Development Group, LLC (the Borrower). Seven individuals comprise the ownership of the mall, four of whom own the majority interest and are also carve-out guarantors. The four individuals are Max Reiswerg, Steven Weiss, Craig Delasin and David Wu. Their aggregate net worth is approximately $21 million.

- The Subject management company is Urban Retail Properties Co ("Urban"). The company, based in Chicago, Illinois, was formed in 1972 and is one of the nation's leading retail third-party managers. Urban is a full service organization that provides in-house expertise for virtually all management, marketing, leasing, and development. The company has 11 specialized departments that work together on each managed property. Urban currently manages more than 35 million square feet of regional malls, community centers, mixed-use projects, office buildings, and government real estate in 20 states and the District of Columbia.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

                              MANHATTAN TOWN CENTER

LEASE ROLLOVER SCHEDULE (1)

                                                                                               % OF TOTAL BASE      CUMULATIVE % OF
                    # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR            ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
       MTM               4          $           16.97           0.8%               0.8%              1.1%                 1.1%
      2005               9          $           21.93           2.6%               3.4%              5.1%                 6.2%
      2006              12          $           22.71           5.1%               8.5%             10.1%                16.3%
      2007              14          $            8.77          22.6%              31.0%             17.4%                33.7%
      2008               5          $           17.84           4.9%              35.9%              7.7%                41.4%
      2009               7          $           24.89           5.0%              41.0%             11.0%                52.3%
      2010               9          $            7.85          33.5%              74.5%             23.1%                75.4%
      2012               4          $           20.86           3.8%              78.3%              6.9%                82.3%
      2013               1          $           18.00           1.1%              79.4%              1.7%                84.0%
      2014               5          $           25.90           4.5%              83.8%             10.1%                94.2%
      2015               2          $            9.83           2.4%              86.2%              2.1%                96.2%
GREATER THAN 2015        2          $           13.84           3.1%              89.3%              3.8%               100.0%
     Vacant             N/A                       N/A          10.7%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 12/31/2004.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005












                     [THIS PAGE INTENTIONALLY LEFT BLANK]

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005












                     [THIS PAGE INTENTIONALLY LEFT BLANK]

CSFB 2005-C2          COLLATERAL AND STRUCTURAL TERM SHEET           MAY 6, 2005

CREDIT SUISSE FIRST BOSTON

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                       PHONE                          FAX                            E-MAIL
BARRY POLEN
MANAGING DIRECTOR            212.325.3295                    212.325.8104                   barry.polen@csfb.com

KEVIN RIVKIN
MANAGING DIRECTOR            212.538.8737                    212.743.4762                   ken.rivkin@csfb.com

CHRIS ANDERSON
DIRECTOR                     212.325.3295                    212.743.4790                   chris.anderson@csfb.com

ANDREW WINER
DIRECTOR                     212.325.3295                    212.743.4521                   andrew.winer@csfb.com

DEREK BARCELONA
DIRECTOR                     212.325.2648                    212.743.5830                   derek.barcelona@csfb.com

JASON FRUCHTMAN
VICE PRESIDENT               212.325.3492                    212.743.4827                   jason.fruchtman@csfb.com

JASON KAHN
ANALYST                      212.325.4426                    212.743.4751                   jason.kahn@csfb.com

                               STRUCTURED FINANCE

CONTACT                      PHONE                           FAX                            E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR            212.325.5584                    212.743.5227                   jeffrey.altabef@csfb.com

REESE MASON
DIRECTOR                     212.325.8661                    212.743.5227                   reese.mason@csfb.com

PRASHANT RAJ
VICE PRESIDENT               212.538.5773                    212.743.5171                   prashant.raj@csfb.com

NICHOLAS DIAMOND
ANALYST                      212.538.1808                    917.326.7874                   nicholas.diamond@csfb.com

YOUSAF SAMI
ANALYST                      212.325.5579                    212.743.4860                   yousaf.sami@csfb.com

GAUTAM AGARWAL
ANALYST                      212.538.9759                    212.743.5314                   gautam.agarwal@csfb.com

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.